Exhibit 99.2

COLONIAL PROPERTIES TRUST

Supplemental Financial Highlights

3rd Quarter 2007

NYSE: CLP

Colonial Properties Trust

TABLE OF CONTENTS
	Overview and Contact Information	3
1.	Financial Highlights	4
2.	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Income	5
	Funds from Operations (FFO) Reconciliation / Shares	6
	Balance Sheet	7
3.	Multifamily
	Portfolio Statistics	8
	Components of Net Operating Income (NOI)	9
	Capitalized Expenses and Maintenance Expenses	9
	Same Property Comparisons	10
4.	Joint Ventures
	Operating Data / Balance Sheet Data	13
	Investment Summary	14
	Three Month and Nine Month Income Summary	15
	Operational Statistics	17
5.	For-Sale Residential Activities	18
6.	Consolidated Data
	Development Pipeline	19
	Significant Property Acquisitions and Dispositions	20
	Debt Summary/Coverage Ratios/Covenants/Market Capitalization	21
	Supplemental Data / Investment Activities	23
7.	Corporate Reconciliations
	Revenues / Expenses / NOI	24
	NOI from Discontinued Operations/EBITDA	26
	SEC Coverage Ratios	27
8.	Appendix
	Multifamily Community Table	28
	Office Property Table	31
	Retail Property Table	33
	Unconsolidated Joint Venture Summary	34
9.	Glossary of Terms	35
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this supplemental package may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; volatility of for-sale residential markets; our ability to successfully close previously announced transactions; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2007 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which discuss these and other factors that could adversely affect the Company’s results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a multifamily focused real estate investment trust (REIT) with diversified management and development capabilities in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development. Our history of managing and developing both multifamily and commercial assets makes Colonial Properties ideally suited for the country’s hottest trend: mixed-use.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

- Owning a multifamily focused portfolio
- Managing multifamily, office, retail and mixed-use properties
- Investing in high growth Sunbelt cities
- Achieving operating excellence
- Emphasizing mixed-use development
- Pursuing strategic acquisition, disposition and development opportunities
- Delivering additional income from the taxable REIT subsidiary (TRS)
- Ensuring a strong balance sheet

CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Jerry Brewer
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	800-645-3917
205-250-8700	704-552-8538 — fax
205-250-8890 — fax

www.colonialprop.com	To receive an Investor Package, please contact:
800-645-3917
704-643-7970

TRANSFER AGENT

Computershare	The Company’s Transfer Agent manages all activities for
P.O. Box 43010	registered shareholders including basic account updates,
Providence, RI 02940-3010	initial share purchases, dividend reinvestments, share
Investor Relations: 800-730-6001	transfers and sales as well as optional cash investments.
www.computershare.com

EQUITY RESEARCH COVERAGE

Bank of America	Dustin Pizzo	212-847-5771
Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
BMO Capital Markets	Rich Anderson	212-885-4180
Cantor Fitzgerald	Philip Martin	312-469-7485
Citigroup Smith Barney	Jon Litt / Craig Melcher	212-816-0231 / 212-816-1909
Green Street Advisors	Craig Leupold	949-640-8780
Keefe, Bruyette & Woods	Steve Swett	212-887-3680
Merrill Lynch	Bill Acheson / David Bragg	212-449-1920 / 212-449-8922
Morgan Keegan	Napoleon Overton / Troy Garner	901-579-4865 / 901-531-3397
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Stifel Nicolaus	Rod Petrick	410-454-4131
UBS	Alex Goldfarb	212-713-8602
GUIDANCE

	FYE 2007 Range (1)		FYE 2008 Range
Diluted Earnings per Share	$7.63	$7.88	$1.15	$1.45
Plus: Real Estate Depreciation & Amortization	2.75	2.75	1.85	1.85
Less: Gain on Sale of Assets	(8.65)	(8.85)	(0.85)	(1.05)

Diluted Funds from Operations per Share	$1.73	$1.78	$2.15	$2.25

(1)	Includes transaction related and other charges of $0.32 EPS and FFOPS reflected in the second quarter, a non-cash impairment charge of $0.47 EPS and FFOPS related to the Company’s for-sale residential business reflected in the third quarter and an anticipated $0.03 to be recorded in the fourth quarter related to the termination of the Company’s defined benefit pension plan.

COLONIAL PROPERTIES TRUST
Financial Highlights
Third Quarter 2007
FINANCIAL HIGHLIGHTS

($ in 000s, except per share and unit data)	Three Months Ended		Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006

Total property revenues (1)	$78,793	$131,623	$325,593	$399,350

Multifamily property revenues (1)	73,249	76,323	222,945	222,213
Multifamily property NOI (1)	42,326	44,389	132,032	131,983

Management & leasing fee revenues	5,490	4,891	14,044	13,523

EBITDA (2)	56,292	91,954	217,402	288,300

Net income
Per share — basic (3)	0.03	0.32	7.33	1.07
Per share — diluted (3)	0.03	0.32	7.23	1.06

Funds from operations
Per share — basic (3)	0.03	0.79	1.16	2.49
Per share — diluted (3)	0.03	0.79	1.15	2.47

Dividends per share (4)	0.68	0.68	2.04	2.04

Dividends/EPS (diluted) payout ratio	N/A	212.5%	28.2%	192.5%
Dividends/FFO (diluted) payout ratio	N/A	86.1%	177.4%	82.6%

Consolidated interest expense (1)	$17,843	$31,937	$72,326	$95,685
Consolidated interest income (1)	2,953	1,932	7,182	5,883

Net interest expensed (1)	14,890	30,005	65,144	89,802

Pro-rata share of joint venture interest expense	7,468	6,318	18,328	17,914

Principal amortization	168	1,456	2,724	4,567
Preferred dividends & distributions	4,352	6,363	16,337	21,792

Interest coverage ratio	2.2x	2.4x	2.4x	2.5x
Fixed charge coverage ratio	1.9x	2.0x	2.0x	2.1x
Fixed charge w/capitalized interest ratio	1.5x	1.8x	1.7x	1.9x

Multifamily same property NOI Increase (5)	5.3%	4.2%	5.2%	5.8%
(# of apartment homes included)	24,060	27,604	24,060	27,604

	As of	As of
	9/30/2007	12/31/2006
Total assets	$3,250,335	$4,431,777
Total debt	$1,629,502	$2,397,906
Common shares and units, outstanding end of period	57,196	56,724
Share price, end of period (6)	$34.30	$46.88
Preferred shares and units, end of period (7)	$225,000	$329,760
Book equity value, end of period (8)	$1,480,190	$1,883,111
Market equity value, end of period (8)	$1,961,823	$2,659,221

Debt to total market capitalization ratio (9)	42.7%	44.5%

Unencumbered real estate assets (at cost) to unsecured debt ratio	208.8%	187.3%

(1)	Represents consolidated properties including amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(2)	For a reconciliation of EBITDA, see page 26.

(3)	The three months ended September 30, 2007 includes $0.47 EPS and FFO per diluted share, net of tax, of non-cash impairment charge related to the Company’s for-sale residential business. In addition to the charges incurred during the three months ended September 30, 2007, the nine months ended September 30, 2007 includes $0.32 EPS and FFO per diluted share of transaction related and other charges. See notes to FFO reconciliation on page 6.

(4)	Dividends paid during the nine months ended September 30, 2007 excludes special dividend of $10.75 per share.

(5)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2006, as adjusted for dispositions during the year.

(6)	Stock price as of September 28, 2007 includes effect of special dividend of $10.75 per share, which was paid on June 27, 2007.

(7)	The Company redeemed all remaining outstanding Series E Preferred shares during the three months ended June 30, 2007.

(8)	Includes common and shares and units.

(9)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2007
CONSOLIDATED STATEMENTS OF INCOME

($ in 000s, except per share data)	Three Months Ended		Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Revenue
Minimum Rent	$67,892	$93,858	$264,006	$279,229
Tenant Recoveries	1,026	5,391	10,672	16,950
Other Property Related Revenue	7,828	7,617	26,340	22,283
Construction Revenues	11,154	6,868	32,007	26,793
Other Non-Property Related Revenue	5,490	4,891	14,044	13,523

Total Revenue	93,390	118,625	347,069	358,778

Operating Expenses
Operating Expenses:
Property Operating Expenses	21,966	27,120	76,697	76,489
Taxes, Licenses, and Insurance	10,301	13,138	36,942	37,684

Total Property Operating Expenses	32,267	40,258	113,639	114,173

Construction Expenses	9,280	6,653	29,146	25,680
Property Management Expenses	2,365	3,258	9,812	9,800
General and Administrative Expenses	5,782	6,279	19,710	16,025
Management Fee and Other Expenses	3,984	3,051	11,145	9,044
Restructuring Charges	—	—	1,528	—
Depreciation	23,842	32,189	89,763	96,561
Amortization	835	4,479	9,741	13,454
Impairment	44,129	—	44,129	—

Total Operating Expenses	122,484	96,167	328,613	284,737

Income (Loss) from Operations	(29,094)	22,458	18,456	74,041

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(19,111)	(31,585)	(76,527)	(93,710)
Losses on Retirement of Debt	—	—	(12,521)	(628)
Interest Income	2,852	1,929	6,892	5,864
Income (Loss) from Partially-Owned Investments	6,886	(2,101)	11,609	(4,105)
Gain on Hedging Activities	—	37	345	2,589
Gain on Sale of Property, net of income taxes of $628 (Q3) and $1,475 (YTD) in 2007 and $162 (Q3) and $1,484 (YTD) in 2006	12,777	1,443	303,776	39,551
Income Taxes and Other	16,545	138	15,733	(1,008)

Total Other Income (Expense)	19,949	(30,139)	249,307	(51,447)

Income (Loss) before Minority Interest & Discontinued Operations	(9,145)	(7,681)	267,763	22,594

Minority Interest
Minority Interest of Limited Partners	20	406	245	482
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	(5,437)	(5,438)
Minority Interest in CRLP — Common	3,858	2,560	8,535	162

Total Minority Interest	2,065	1,153	3,343	(4,794)

Income (Loss) from Continuing Operations	(7,080)	(6,528)	271,106	17,800

Discontinued Operations
Income from Discontinued Operations	759	8,119	9,370	22,229
Gain on Disposal of Discontinued Operations, net of income taxes of $95 (Q3) and $1,779 (YTD) in 2007 and $2,178 (Q3) and $6,766 (YTD) in 2006	13,108	23,661	87,392	41,382
Minority Interest in CRLP — Common	(2,478)	(5,949)	(17,667)	(11,603)
Minority Interest of Limited Partners	6	24	(67)	(2,650)

Income from Discontinued Operations	11,395	25,855	79,028	49,358

Net Income	4,315	19,327	350,134	67,158

Dividends to Preferred Shareholders	(2,539)	(4,550)	(10,900)	(16,354)
Preferred Share Issuance Costs	(29)	(45)	(360)	(2,128)

Net Income Available to Common Shareholders	$1,747	$14,732	$338,874	$48,676

Earnings (Loss) per Share — Basic
Continuing Operations	$(0.21)	$(0.25)	$5.62	$(0.02)
Discontinued Operations	0.24	0.57	1.71	1.09

EPS — Basic	$0.03	$0.32	$7.33	$1.07

Earnings (Loss) per Share — Diluted
Continuing Operations	$(0.21)	$(0.25)	$5.54	$(0.01)
Discontinued Operations	0.24	0.57	1.69	1.07

EPS — Diluted	$0.03	$0.32	$7.23	$1.06

THIRD QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

($ in 000s, except per share data)	Three Months Ended		Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Net Income Available to Common Shareholders	$1,747	$14,732	$338,874	$48,676
Minority Interest in CRLP (Operating Ptr Unitholders)	(1,380)	3,389	9,132	11,440
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	(26)	(430)	(250)	2,168

Total	341	17,691	347,756	62,284

Adjustments — Consolidated Properties
Depreciation — Real Estate	23,455	35,983	89,703	112,343
Amortization — Real Estate	545	4,754	9,223	16,341
Remove: Gain/(Loss) on Sale of Property, net of Income Tax	(25,885)	(25,103)	(391,168)	(80,932)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest	4,790	5,766	10,188	15,432

Total Adjustments — Consolidated	2,905	21,400	(282,054)	63,184

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	4,616	4,115	11,758	11,525
Amortization — Real Estate	2,132	1,154	5,186	4,034
Remove: Gain/(Loss) on Sale of Property	(8,339)	(134)	(16,893)	(1,334)

Total Adjustments — Unconsolidated	(1,591)	5,135	51	14,225

Funds from Operations (1)(2)	$1,655	$44,226	$65,753	$139,693

FFO per Share (1)(2)
Basic	$0.03	$0.79	$1.16	$2.49
Diluted	$0.03	$0.79	$1.15	$2.47

(1)	FFO for the three and nine months ended September 30, 2007 includes a $43.3 million ($26.8 million, net of income taxes) non-cash impairment charge related to the Company’s for-sale residential business, which is equivalent to $0.47 per share (net of income taxes) per period. This charge is not added back to net income (loss) for the respective periods when calculating FFO.

(2)	During the three months ended June 30, 2007, we recorded $0.32 per diluted share, or $18.2 million of transaction related and other charges primarily related to the completion of the company’s strategic initiative transactions. The transaction related and other charges are comprised of the following: 1) prepayment penalties on the retirement of debt of $29.2 million, offset by the write-off of $16.4 million of the mark-to-market intangibles and debt costs on the associated debt repaid, 2) severance charges of $1.5 million, 3) a $1.4 million charge resulting from the initiation of the company’s defined benefit pension plan termination, and 4) an impairment charge of $2.5 million related to the sale of one of the non-core retail assets.
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
THIRD QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

(shares and units in 000s)	Three Months Ended		Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006

Basic
Shares	46,574	45,706	46,255	45,372
Operating Partnership Units (OP Units)	10,219	10,580	10,426	10,712

Total Shares & OP Units	56,793	56,286	56,681	56,084
Dilutive Common Share Equivalents	—	—	639	486

Diluted (1)
Shares	46,574	45,706	46,894	45,858
Total Shares & OP Units	56,793	56,286	57,320	56,570
Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2007
BALANCE SHEET
($ in 000s)

	As of	As of
	9/30/2007	12/31/2006
ASSETS
Real Estate Assets
Operating Properties	$2,612,461	$3,601,883
Undeveloped Land & Construction in Progress	518,652	434,196

Total Real Estate, before Depreciation	3,131,113	4,036,079

Less: Accumulated Depreciation	(301,775)	(420,374)
Real Estate Assets Held for Sale, net	49,652	381,445

Net Real Estate Assets	2,878,990	3,997,150

Cash and Equivalents	153,042	87,647
Restricted Cash	10,754	15,907
Accounts Receivable, net	26,273	26,138
Notes Receivable	31,747	61,269
Prepaid Expenses	7,402	19,519
Deferred Debt and Lease Costs	15,207	42,258
Investment in Unconsolidated Subsidiaries	78,559	92,892
Other Assets	48,361	88,997

Total Assets	$3,250,335	$4,431,777

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$27,000	$185,000
Notes and Mortgages Payable	1,602,502	2,165,884
Mortages Payable Related to Real Estate Assets Held for Sale	—	47,022

Total Long-Term Liabilities	1,629,502	2,397,906

Other Liabilities	140,643	150,760

Total Liabilities	1,770,145	2,548,666

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	2,613	7,406

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	—	104,760

Total Preferred Shares and Units, at Liquidation Value	225,000	329,760

Common Equity, including Minority Interest in Operating Partnership	1,252,577	1,545,945

Total Equity, including Minority Interest	1,480,190	1,883,111

Total Liabilities and Equity	$3,250,335	$4,431,777

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)

	As of	As of
	9/30/2007	12/31/2006
Basic
Shares	46,976	46,145
Operating Partnership Units (OP Units)	10,220	10,579

Total Shares & OP Units	57,196	56,724

Dilutive Common Share Equivalents	639	536

Diluted
Shares	47,615	46,681
Total Shares & OP Units	57,835	57,260

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2007
COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2007 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Under
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Development	Total
Atlanta	1,857	1,424	3,281	72	3,353	—	3,353	—	3,353
Austin	1,232	678	1,910	56	1,966	84	2,050	676	2,726
Birmingham	1,262	—	1,262	271	1,533	—	1,533	—	1,533
Charleston	1,314	264	1,578	—	1,578	—	1,578	—	1,578
Charlotte	2,772	904	3,676	68	3,744	—	3,744	834	4,578
Dallas	2,284	426	2,710	32	2,742	—	2,742	—	2,742
Fort Worth	1,684	886	2,570	65	2,635	—	2,635	—	2,635
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	2,252	—	2,252	—	2,252	—	2,252	600	2,852
Phoenix	—	952	952	—	952	—	952	439	1,391
Raleigh	1,714	264	1,978	138	2,116	—	2,116	365	2,481
Richmond	1,696	—	1,696	—	1,696	—	1,696	—	1,696
Savannah	837	312	1,149	—	1,149	—	1,149	288	1,437
Other	4,320	0	4,320	210	4,530	359	4,889	858	5,747

Total Portfolio	24,060	6,110	30,170	911	31,081	443	31,524	4,060	35,584

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 5,943 total units at the Company’s partially-owned apartment communities.
THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)
PHYSICAL OCCUPANCY (3)

		Total NOI
	Same Property	Incl. JVs at	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,
	Communities	Pro Rata % (4)	2007	2007	2007	2006	2006
Atlanta	8.7%	12.0%	95.0%	95.9%	96.7%	94.7%	95.4%
Austin	4.4%	6.0%	96.0%	96.9%	97.4%	96.7%	96.5%
Birmingham	4.5%	4.3%	95.1%	97.0%	96.6%	94.6%	96.2%
Charleston	5.5%	5.4%	95.8%	97.1%	95.9%	96.5%	97.8%
Charlotte	11.3%	10.7%	94.1%	95.0%	94.8%	94.4%	95.4%
Dallas	7.0%	6.9%	95.3%	95.8%	96.7%	96.2%	97.3%
Fort Worth	5.3%	7.0%	96.5%	96.7%	96.5%	96.9%	96.7%
Huntsville	3.6%	2.9%	98.2%	97.4%	94.1%	95.6%	97.0%
Orlando	12.5%	10.0%	97.6%	98.3%	97.3%	95.9%	96.8%
Phoenix	N/A	3.7%	85.2%	81.6%	87.9%	95.6%	93.3%
Raleigh	7.4%	6.2%	94.7%	95.0%	94.6%	95.9%	95.1%
Richmond	7.4%	5.9%	96.5%	96.8%	96.9%	96.1%	94.0%
Savannah	3.5%	3.2%	95.5%	96.1%	95.9%	97.3%	98.0%
Other	18.9%	15.8%	95.4%	96.3%	96.8%	95.7%	96.3%

Total Portfolio	100.0%	100.0%	95.3%	95.9%	96.0%	95.5%	96.2%

Same Property			96.0%	96.6%	96.5%	95.8%	96.3%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 28.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Third Quarter 2007
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2007	9/30/2006	Change	9/30/2007	9/30/2006	Change

Property Revenues
Same Property Communities	24,060	$58,150	$55,513	$2,637	$173,274	$165,197	$8,077
Non-Same Property Communities	6,110	14,573	7,378	7,195	42,380	11,810	30,569
Joint Venture Communities (2)	911	2,217	1,687	530	6,252	4,748	1,504
Development and Lease Up Communities	4,503	656	23	634	903	24	879
Dispositions / Other	—	240	16,489	(16,249)	7,954	54,708	(46,754)

Total Property Revenues	35,584	$75,836	$81,089	$(5,253)	$230,763	$236,487	$(5,724)

Property Expenses
Same Property Communities	24,060	$23,244	$22,355	$890	$67,339	$64,500	$2,839
Non-Same Property Communities	6,110	6,686	3,126	3,560	17,531	5,038	12,494
Joint Venture Communities (2)	911	1,038	826	212	2,948	2,183	764
Development and Lease Up Communities	4,503	881	25	855	1,239	45	1,195
Dispositions / Other	—	352	7,776	(7,424)	6,004	24,422	(18,419)

Total Property Expenses	35,584	$32,201	$34,109	$(1,908)	$95,061	$96,188	$(1,126)

Property Net Operating Income
Same Property Communities	24,060	$34,906	$33,159	$1,747	$105,935	$100,697	$5,237
Non-Same Property Communities	6,110	7,887	4,251	3,635	24,848	6,773	18,076
Joint Venture Communities (2)	911	1,179	860	319	3,304	2,565	740
Development and Lease Up Communities	4,503	(224)	(3)	(222)	(336)	(20)	(316)
Dispositions / Other	—	(112)	8,713	(8,824)	1,950	30,285	(28,335)

Total Property Net Operating Income	35,584	$43,635	$46,980	$(3,345)	$135,702	$140,300	$(4,598)

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(2)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2007	9/30/2006	Change	9/30/2007	9/30/2006	Change
Capitalized Expenses
Same Property Communities	24,060	$5,819	$5,003	$816	$14,320	11,155	$3,165
Non-Same Property Communities	6,110	1,248	581	668	1,758	820	938
Joint Venture Communities	911	401	140	261	874	247	627
Development and Lease Up Communities	4,503	3	1	2	11	3	8
Dispositions / Other	—	622	1,284	(663)	2,081	3,289	(1,208)

Total Property Capitalized Expenses	35,584	$8,093	$7,009	$1,084	$19,044	$15,513	$3,531

Capitalized Expenses per Unit
Same Property Communities	24,060	$242	$208	$34	$595	$464	$132
Non-Same Property Communities	6,110	204	95	109	288	134	154
Joint Venture Communities	911	440	154	286	959	271	688

Total Per Unit	31,081	$260	$226	$35	$613	$499	$114

COLONIAL PROPERTIES TRUST
Multifamily Same Property Second Quarter Comparisons
Third Quarter 2007
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007

		Revenues			Expenses			NOI
	3Q07	3Q06	% Chg	3Q07	3Q06	% Chg	3Q07	3Q06	% Chg

Atlanta	$5,181	$4,959	4.5%	$2,120	$1,784	18.8%	$3,061	$3,175	(3.6%)
Austin	2,823	2,642	6.9%	1,420	1,416	0.3%	1,403	1,226	14.4%
Birmingham	2,814	2,760	2.0%	1,176	1,041	13.0%	1,638	1,719	(4.7%)
Charleston	3,121	3,023	3.3%	1,172	1,132	3.6%	1,949	1,892	3.0%
Charlotte	6,013	5,546	8.4%	2,462	2,277	8.2%	3,551	3,269	8.6%
Dallas	4,777	4,668	2.3%	2,289	2,246	1.9%	2,488	2,422	2.7%
Fort Worth	3,599	3,291	9.4%	1,733	1,773	-2.3%	1,866	1,517	23.0%
Huntsville	2,092	1,931	8.4%	701	774	-9.5%	1,391	1,156	20.3%
Orlando	6,980	6,966	0.2%	2,366	2,325	1.8%	4,614	4,641	(0.6%)
Raleigh	3,979	3,679	8.1%	1,625	1,466	10.9%	2,354	2,213	6.4%
Richmond	4,139	3,768	9.8%	1,498	1,501	-0.2%	2,641	2,267	16.5%
Savannah	2,125	2,089	1.7%	807	782	3.2%	1,318	1,307	0.9%
Other	10,507	10,193	3.1%	3,874	3,838	0.9%	6,632	6,355	4.4%

Total Same Property (1)	$58,150	$55,513	4.7%	$23,244	$22,355	4.0%	$34,906	$33,159	5.3%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	3Q07	3Q06	% Chg	3Q07	3Q06	% Chg

Atlanta	1,857	8.8%	96.4%	96.3%	0.2%	$894	$867	3.1%
Austin	1,232	4.0%	96.9%	96.4%	0.5%	694	668	3.7%
Birmingham	1,262	4.7%	95.0%	96.7%	(1.7%)	712	704	1.1%
Charleston	1,314	5.6%	96.1%	97.8%	(1.7%)	742	702	5.7%
Charlotte	2,772	10.2%	94.2%	94.8%	(0.6%)	690	671	2.9%
Dallas	2,284	7.1%	95.4%	97.7%	(2.2%)	676	665	1.7%
Fort Worth	1,684	5.3%	97.3%	96.9%	0.5%	664	640	3.8%
Huntsville	836	4.0%	98.2%	97.0%	1.2%	745	706	5.5%
Orlando	2,252	13.2%	97.6%	96.8%	0.8%	970	1,013	(4.3%)
Richmond	1,714	6.7%	95.9%	95.4%	0.4%	724	705	2.7%
Savannah	1,696	7.6%	96.5%	94.0%	2.5%	780	752	3.8%
Other	837	3.8%	95.7%	98.0%	(2.3%)	802	790	1.5%
	4,320	19.0%	95.4%	96.4%	(0.9%)	780	757	3.0%

Total Same Property (1)	24,060	100.0%	96.0%	96.3%	(0.3%)	$764	$748	2.1%

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2006, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Year to Date Comparisons
Third Quarter 2007
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

		Revenues			Expenses			NOI
	2007	2006	% Chg	2007	2006	% Chg	2007	2006	% Chg

Atlanta	$15,507	$14,763	5.0%	$6,037	$5,168	16.8%	$9,470	$9,596	(1.3%)
Austin	8,309	7,746	7.3%	3,896	3,960	-1.6%	4,413	3,785	16.6%
Birmingham	8,282	8,229	0.6%	3,427	3,076	11.4%	4,856	5,153	(5.8%)
Charleston	9,290	8,787	5.7%	3,378	3,466	-2.6%	5,913	5,321	11.1%
Charlotte	17,957	16,512	8.8%	7,195	6,630	8.5%	10,762	9,882	8.9%
Dallas	14,315	14,021	2.1%	6,589	6,744	-2.3%	7,725	7,277	6.2%
Fort Worth	10,561	9,980	5.8%	4,914	4,997	-1.7%	5,647	4,983	13.3%
Huntsville	6,016	5,704	5.5%	2,144	2,037	5.3%	3,872	3,668	5.6%
Orlando	21,010	20,607	2.0%	7,225	6,810	6.1%	13,784	13,797	(0.1%)
Raleigh	11,757	10,925	7.6%	4,548	4,203	8.2%	7,210	6,723	7.2%
Richmond	12,329	11,518	7.0%	4,416	4,209	4.9%	7,914	7,309	8.3%
Savannah	6,389	6,105	4.6%	2,396	2,352	1.8%	3,993	3,753	6.4%
Other	31,551	30,298	4.1%	11,175	10,848	3.0%	20,376	19,450	4.8%

Total Same Property (1)	$173,274	$165,197	4.9%	$67,339	$64,500	4.4%	$105,935	$100,697	5.2%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2007	2006	% Chg	2007	2006	% Chg

Atlanta	1,857	8.9%	96.4%	96.3%	0.2%	$887	$859	3.2%
Austin	1,232	4.2%	96.9%	96.4%	0.5%	683	662	3.0%
Birmingham	1,262	4.6%	95.0%	96.7%	(1.7%)	706	709	(0.4%)
Charleston	1,314	5.6%	96.1%	97.8%	(1.7%)	733	692	6.0%
Charlotte	2,772	10.2%	94.2%	94.8%	(0.6%)	687	662	3.7%
Dallas	2,284	7.3%	95.4%	97.7%	(2.2%)	674	677	(0.5%)
Fort Worth	1,684	5.3%	97.3%	96.9%	0.5%	655	637	2.8%
Huntsville	836	3.7%	98.2%	97.0%	1.2%	738	697	5.9%
Orlando	2,252	13.0%	97.6%	96.8%	0.8%	984	978	0.7%
Raleigh	1,714	6.8%	95.9%	95.4%	0.4%	720	702	2.5%
Richmond	1,696	7.5%	96.5%	94.0%	2.5%	777	745	4.2%
Savannah	837	3.8%	95.7%	98.0%	(2.3%)	812	765	6.2%
Other	4,320	19.2%	95.4%	96.4%	(0.9%)	778	749	3.8%

Total Same Property (1)	24,060	100.0%	96.0%	96.3%	(0.3%)	$761	$740	2.9%

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2006, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Third Quarter 2007
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	3Q07	2Q07	% Chg	3Q07	2Q07	% Chg	3Q07	2Q07	% Chg

Atlanta	$5,181	$5,286	-2.0%	$2,120	$2,061	2.8%	$3,061	$3,225	(5.1%)
Austin	2,823	2,786	1.3%	1,420	1,171	21.2%	1,403	1,615	(13.1%)
Birmingham	2,814	2,795	0.7%	1,176	1,135	3.6%	1,638	1,660	(1.3%)
Charleston	3,121	3,174	-1.7%	1,172	1,128	3.9%	1,949	2,046	(4.7%)
Charlotte	6,013	6,079	-1.1%	2,462	2,428	1.4%	3,551	3,651	(2.8%)
Dallas	4,777	4,753	0.5%	2,289	2,154	6.3%	2,488	2,599	(4.3%)
Fort Worth	3,599	3,493	3.0%	1,733	1,526	13.5%	1,866	1,967	(5.1%)
Huntsville	2,092	1,982	5.5%	701	646	8.5%	1,391	1,336	4.1%
Orlando	6,980	7,048	-1.0%	2,366	2,430	-2.7%	4,614	4,617	(0.1%)
Raleigh	3,979	3,954	0.6%	1,625	1,508	7.8%	2,354	2,446	(3.8%)
Richmond	4,139	4,201	-1.5%	1,498	1,483	1.0%	2,641	2,718	(2.9%)
Savannah	2,125	2,150	-1.2%	807	849	-5.0%	1,318	1,300	1.3%
Other	10,507	10,742	-2.2%	3,874	3,763	3.0%	6,632	6,979	(5.0%)

Total Same Property (1)	$58,150	$58,442	-0.5%	$23,244	$22,282	4.3%	$34,906	$36,160	(3.5%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	3Q07	2Q07	% Chg	3Q07	2Q07	% Chg

Atlanta	1,857	8.8%	96.4%	96.7%	(0.3%)	$894	$888	0.7%
Austin	1,232	4.0%	96.9%	97.1%	(0.2%)	694	685	1.3%
Birmingham	1,262	4.7%	95.0%	97.2%	(2.2%)	712	707	0.8%
Charleston	1,314	5.6%	96.1%	97.7%	(1.6%)	742	735	1.0%
Charlotte	2,772	10.2%	94.2%	95.3%	(1.1%)	690	685	0.8%
Dallas	2,284	7.1%	95.4%	95.9%	(0.4%)	676	673	0.5%
Fort Worth	1,684	5.3%	97.3%	97.1%	0.2%	664	654	1.6%
Huntsville	836	4.0%	98.2%	97.4%	0.8%	745	733	1.5%
Orlando	2,252	13.2%	97.6%	98.3%	(0.7%)	970	983	(1.3%)
Raleigh	1,714	6.7%	95.9%	95.7%	0.1%	724	721	0.4%
Richmond	1,696	7.6%	96.5%	96.8%	(0.3%)	780	782	(0.1%)
Savannah	837	3.8%	95.7%	96.4%	(0.7%)	802	816	(1.8%)
Other	4,320	19.0%	95.4%	96.3%	(0.9%)	780	784	(0.5%)

Total Same Property (1)	24,060	100.0%	96.0%	96.6%	(0.6%)	$764	$762	0.2%

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2006, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Joint Venture Operations

	Three Months Ended		Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006

OPERATING DATA (1)

Property Revenues
Rental revenues	$19,223	$16,431	$46,912	$47,311
Other property revenues	1,046	816	2,403	2,799

Total property revenues	20,269	17,247	49,315	50,110

Property Expenses
Property operating and maintenance	5,665	5,256	13,881	14,223
Taxes, license and insurance	2,402	2,004	6,122	5,840

Total property expenses	8,067	7,260	20,003	20,063

Net Operating Income (NOI)	12,202	9,987	29,312	30,047

Other Income (Expenses)
Interest, net	(7,512)	(6,408)	(18,637)	(18,383)
Depreciation and amortization (2)	(6,576)	(5,246)	(16,924)	(15,784)
Other	(162)	(510)	(333)	(1,022)

Total other expenses	(14,250)	(12,164)	(35,894)	(35,189)

Gain on sale of properties, net	8,934	76	18,191	1,037

Equity in income (loss) of joint ventures	$6,886	$(2,101)	$11,609	$(4,105)

	As of
	9/30/2007	12/31/2006
BALANCE SHEET DATA (3)

Real estate assets, net	$3,863,800	$2,509,516
Other assets, net	339,136	274,413

Total assets	4,202,936	2,783,929

Notes payable	2,998,597	2,107,048
Notes payable to Colonial	26,343	15,390
Other liabilities	83,437	48,926

Total liabilities	3,108,377	2,171,364

Member’s equity	994,559	612,565

Total liabilities and member’s equity	$4,102,936	$2,783,929

Colonial’s equity investment (4)	$78,559	$92,892
Colonial’s pro-rata share of debt	$492,432	$367,210

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	Includes distributions in excess of investment balance for certain joint ventures.

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of September 30, 2007
(in thousands)

								Average
			Gross		Mortgages	Weighted	Weighted	Remaining
	Number of	Total	Investment in	Construction in	and Notes	Ownership	Average	Term
Venture	Properties	Units/GLA	Real Estate (1)	Progress (1)	Payable (1)	Interest	Interest Rate	(in months)	% Fixed Rate	% Variable Rate

MULTIFAMILY
CMS	4	1,212	$77,764	$—	$73,347	20%	5.83%	68	100.00%	—
DRA	6	2,034	142,677	—	95,807	15%	4.85%	25	100.00%	—
Development	3	683	67,240	24,395	39,645	30%	6.52%	21	—	100.00%
Other	9	2,361	216,317	—	157,902	16%	5.65%	86	100.00%	—

Total Multifamily	22	6,290	$503,999	$24,395	$366,702

OFFICE
DRA/CRT (2)	18	8,530	1,290,036	12,569	983,692	15%	5.91%	24	65.48%	34.52%
DRA/CLP (3)	27	6,937	1,137,158	5,198	741,907	15%	5.61%	80	100.00%	—
UBS/CLP Mansell	2	689	141,932	8,049	92,690	15%	6.15%	106	100.00%	—
Other	1	30	2,819	—	1,155	33%	8.10%	88	100.00%	—

Total Office	48	16,186	$2,571,946	$25,816	$1,819,444

RETAIL
GPT (4)	6	3,876	393,852	—	322,917	10%	5.67%	69	74.61%	25.39%
OZRE (5)	11	2,591	361,926	—	284,000	15%	6.31%	82	100.00%	—
Craft Farms	1	250	53,800	—	43,000	15%	6.62%	10	—	100.00%
Parkway Place	1	636	91,133	—	58,543	45%	6.12%	8	—	100.00%
Turkey Creek	1	477	78,978	27	65,000	50%	6.03%	107	100.00%	—
Other	3	686	33,319	22,100	38,991	24%	6.16%	42	13.03%	86.97%

Total Retail	23	8,516	$1,013,008	$22,127	$812,451

	93		$4,088,953	$72,338	$2,998,596

(1)	Represents assets and liabilities at 100%.

(2)	As of September 30, 2007, this joint venture included 18 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of September 30, 2007, this joint venture included 25 office properties and 2 retail properties located in Birmingham and Huntsville, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	As of September 30, 2007, this joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina.

(5)	As of September 30, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
For a detailed schedule of partially-owned unconsolidated assets, see page 34.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended September 30, 2007
(in thousands)

			Net						Colonial Share
	Total	Operating	Operating	Interest	Other Income	Gain (Loss)	Depreciation &	Net Income	Income of Net
Venture	Revenues	Expenses	Income	Expense	(Expenses)	on Sale	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY
CMS (2)	$3,634	$1,760	$1,874	$1,325	$(3)	$9,238	$878	$8,912	$1,665
DRA	4,522	2,099	2,422	1,191	(33)	—	768	496	112
Development	777	539	238	435	—	—	—	(197)	(46)
Other	5,997	3,033	2,963	2,309	(51)	(15)	2,140	(1,450)	(146)

Total Multifamily	$14,929	$7,431	$7,498	$5,260	$(86)	$9,223	$3,786	$7,761	$1,584

OFFICE
DRA/CRT (3)	42,534	19,460	23,075	16,369	861	44,186	16,241	33,789	5,388
DRA/CLP (4)	35,707	13,825	21,881	10,395	(212)	—	14,200	(2,501)	302
UBS/CLP Mansell	4,063	1,135	2,928	1,426	(8)	—	2,414	(904)	11
Other	160	71	89	25	—	—	14	51	25

Total Office	$82,464	$34,490	$47,974	$28,215	$641	$44,186	$32,869	$30,434	$5,726

RETAIL
GPT (5)	11,998	4,632	7,366	4,941	(53)	—	5,540	(3,062)	(195)
OZRE (6)	8,755	2,391	6,364	4,862	(17)	—	3,811	(2,292)	(116)
Craft Farms	1,085	175	909	405	(84)	—	230	358	(67)
Parkway Place	2,721	909	1,812	1,440	—	—	771	(398)	(176)
Turkey Creek	2,435	614	1,821	994	(8)	—	866	(31)	35
Other	1,067	277	790	229	(5)	—	187	378	69

Total Retail	$28,062	$8,998	$19,063	$12,871	$(166)	$—	$11,405	$(5,047)	$(450)

	$125,455	$50,920	$74,535	$46,346	$388	$53,408	$48,060	$33,149	$6,860

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 34.

(1)	Includes amortization of excess basis differences and management fee eliminations for certain joint ventures.

(2)	Net Income on the CMS JV includes gains on CV at Hendersonville, located in Nashville, Tennessee, which was sold during the third quarter of 2007.

(3)	As of September 30, 2007, this joint venture included 18 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas. Net income includes gains on Las Olas Centre, located in Ft. Lauderdale, Florida, which was sold during the third quarter of 2007.

(4)	As of September 30, 2007, this joint venture included 25 office properties and 2 retail properties located in Birmingham and Huntsville, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	As of September 30, 2007, this joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina.

(6)	As of September 30, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Nine Months Ended September 30, 2007
(in thousands)

									Colonial Share
	Total	Operating	Net Operating	Interest	Other Income	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Expense	(Expenses)	on Sale	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY
CMS (2)	$11,293	$5,659	$5,634	$4,192	$(14)	$46,106	$2,716	$44,846	$9,958
DRA	12,145	5,629	6,516	3,211	(46)	—	2,304	1,048	208
Development	1,749	1,381	368	1,152	(4)	—	—	(780)	(189)
Other	18,699	10,434	8,266	6,954	(97)	(47)	7,845	(6,483)	(859)

Total Multifamily	$43,886	$23,102	$20,784	$15,509	$(161)	$46,059	$12,864	$38,631	$9,118

OFFICE
DRA/CRT (3)	$135,357	$58,846	$76,511	$51,750	$1,812	$44,506	$50,206	$17,250	$3,193
DRA/CLP (4)	42,300	16,148	26,152	12,097	(213)	—	16,825	(2,557)	380
UBS/CLP Mansell	12,224	3,612	8,612	4,278	(29)	—	7,858	(3,495)	(278)
Other	477	220	258	75	(1)	—	43	140	69

Total Office	$190,359	$78,826	$111,533	$68,201	$1,569	$44,506	$74,932	$11,338	$3,365

RETAIL
GPT (5)	35,757	13,526	22,231	14,699	(166)	—	16,368	(8,669)	(533)
OZRE (6)	9,920	2,619	7,301	5,205	(17)	—	4,214	(2,100)	(68)
Craft Farms	1,085	175	909	405	(84)	—	230	358	(67)
Parkway Place	7,826	2,609	5,218	4,240	—	—	2,070	(1,092)	(482)
Turkey Creek	7,242	1,860	5,383	2,983	(23)	—	2,586	(164)	(5)
Other	3,120	840	2,279	656	(19)	—	578	1,065	281

Total Retail	$64,950	$21,628	$43,321	$28,188	$(310)	$—	$26,046	$(10,603)	$(874)

	$299,195	$123,556	$175,639	$111,898	$1,099	$90,564	$113,842	$39,365	$11,609

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 34.

(1)	Includes amortization of excess basis differences and management fee eliminations for certain joint ventures.

(2)	Net Income on the CMS JV includes gains on CV at Hendersonville, located in Nashville, Tennessee, which was sold during the third quarter of 2007 and gains on CG at Bayshore, located in Sarasota, Florida, which was sold during the first quarter of 2007.

(3)	As of September 30, 2007, this joint venture included 18 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas. Net income includes gains on Las Olas Centre, located in Ft. Lauderdale, Florida, which was sold during the third quarter of 2007 and gains on St Petersburg Center, located in Tampa, FL, which was sold during the first quarter of 2007.

(4)	As of September 30, 2007, this joint venture included 25 office properties and 2 retail properties located in Birmingham and Huntsville, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	As of September 30, 2007, this joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina.

(6)	As of September 30, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

COLONIAL PROPERTIES TRUST
Joint Venture Operational Statistics
Third Quarter 2007

	As of
	9/30/2007	9/30/2006

Base rent per square foot — Straight-line
Office
Consolidated	$16.14	$15.45
Unconsolidated	18.89	19.32

Retail
Consolidated	$15.70	$10.59
Unconsolidated	15.44	16.24

Base rent per square foot — Cash
Office
Consolidated	$16.15	$15.68
Unconsolidated	18.08	17.87

Retail
Consolidated	$15.49	$10.52
Unconsolidated	15.14	15.87

Square Feet (in 000’s)
Office
Consolidated	207	6,951
Unconsolidated (1)	2,385	1,587

Retail
Consolidated	715	6,948
Unconsolidated (1)	1,135	790

(1)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional detail.
OFFICE LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2007	590	4%	$12,558	4%	88	4%	$1,884	3%
2008	2,354	15%	53,992	16%	366	15%	8,302	15%
2009	2,172	14%	73,145	21%	328	13%	10,992	20%
2010	1,695	11%	35,410	10%	271	11%	5,551	10%
2011	1,850	12%	41,773	12%	278	11%	6,266	12%
2012+	6,787	44%	130,592	38%	1,150	46%	20,997	39%

Total Leased SF	15,448		$347,470		2,481		$53,992
RETAIL LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2007	250	4%	$3,641	4%	139	8%	$1,291	5%
2008	548	8%	6,904	8%	92	5%	1,384	5%
2009	617	9%	7,658	9%	98	6%	1,489	6%
2010	575	8%	8,455	10%	89	5%	1,376	5%
2011	834	12%	10,763	12%	158	9%	3,003	12%
2012+	4,102	59%	50,874	58%	1,103	66%	16,746	66%

Total Leased SF	6,926		$88,295		1,678		$25,289
OFFICE CAPITAL EXPENDITURES

	Three Months Ended		Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Capital Expenditures ($ in 000s)
Regular Maintenance	$362	$1,509	$3,585	$3,733
Tenant Improvements	697	3,815	5,328	13,959
Leasing Commissions	775	2,047	3,399	5,447
Admin — Division	12	7	29	44

Total	1,846	7,378	12,341	23,183
Less: Unconsolidated Assets	(1,823)	(1,230)	(4,210)	(3,927)

Total — Consolidated Assets	$23	$6,148	$8,131	$19,256

RETAIL CAPITAL EXPENDITURES

	Three Months Ended		Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Capital Expenditures ($ in 000s)
Regular Maintenance	$29	$725	$765	$2,323
Revenue- Enhancing	111	453	615	990
Tenant Improvements	385	1,874	3,093	4,910
Leasing Commissions	37	607	981	1,931
Admin — Division	3	1	26	10

Total w/o Acquisition-Related	565	3,660	5,480	10,164
Less: Unconsolidated Assets	(176)	(62)	(981)	16

Total — Consolidated Assets	$388	$3,598	$4,500	$10,180

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
($ in MMs)
CONDOMINIUM CONVERSION AND FOR-SALE RESIDENTIAL SALES
For the three months ended September 30, 2007, continuing operations and discontinued operations include gains on condominium conversion and for-sale residential sales (before minority interest and income taxes) of $4.3 million and $0.3 million, respectively. For the nine months ended September 30, 2007, continuing operations and discontinued operations include gains on condominium conversion and for-sale residential sales (before minority interest and income taxes) of $6.4 million and $5.2 million, respectively. A summary of revenues and costs of condominium activities for the three and nine months ended September 30, 2007 and 2006 was as follows:

	Three Months Ended		Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Condominium conversion revenues, net	$5,373	$22,634	$49,127	$97,528
Condominium conversion costs	(5,507)	(17,396)	(44,813)	(76,496)

Gains on condominium conversion sales, before minority interest and income taxes	(134)	5,238	4,314	21,032

For-sale residential revenues, net	5,264	3,841	21,224	3,841
For-sale residential costs	(4,662)	(2,960)	(18,032)	(2,960)

Gains on for-sale residential sales, before minority interest and income taxes	602	881	3,192	881

Development revenues, net	40,517	—	40,517	—
Development costs	(36,422)	—	(36,422)	—

Gains on development sales, before minority interest and income taxes	4,095	—	4,095	—

Minority interest	26	413	250	(2,225)
Provision for income taxes	(353)	(2,340)	(2,777)	(7,454)

Gains on condominium conversions, for-sale residential sales and developments, net of minority interest and income taxes (1)	$4,236	$4,192	$9,074	$12,234

	Three Months Ended		Nine Months Ended
($ in 000s)	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Condominium Conversion Projects Status
Units Closed in prior periods	1,163	456	935	328
Units Closed in current period	25	239	253	367
Contracted (2)	23	218	23	218
Available Units (3)	16	749	16	749

Total Units	1,227	1,662	1,227	1,662

For-Sale Residential Projects Status
Units Closed in prior periods	124	—	54	—
Units Closed in current period	20	—	90	—
Contracted (2)	110	—	110	—
Available Units / Lots	705	—	705	—

Total Units	959	—	959	—

Notes:

(1)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(2)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(3)	The Company intends to lease the remaining units at two of its previous condominium conversion projects.
Condominium Conversions

					Units	Under	Remaining
Project (2)	Location	Units	Average Price of Units Closed	Projected Sell Out	Closed	Contract (1)	Units

Azur at Metrowest	Orlando, FL	311	$158,691	4Q07 — 1Q08	289	7	15
Capri at Hunter’s Creek	Orlando, FL	250	195,543	4Q07 — 1Q08	233	16	1

		561			522	23	16

Residential For-Sale Development

					Units	Under	Remaining
Project (2)	Location	Units	Average Price of Units/Lots Closed	Projected Sell Out	Closed	Contract (1)	Units / Lots

Regatta at James Island	Charleston, SC	212	$195,602	3Q09 — 1Q10	113	20	79
Grander (3)	Gulf Shores, AL	30	731,250	1Q10 — 3Q10	12	—	18
Cypress Village II (townhomes) (3)	Gulf Shores, AL	96	—	4Q12 — 2Q13	—	—	96
Cypress Village (lots) (3)	Gulf Shores, AL	188	200,000	2Q13 — 2Q14	5	—	183
Spanish Oaks (lots)	Mobile, AL	200	62,715	1Q15 — 2Q17	14	—	186
Southgate on Fairview (3)	Charlotte, NC	47	—	4Q08 — 2Q09	—	14	33
Enclave (formerly The Renwick) (3) (4)	Charlotte, NC	85	—	4Q09 — 2Q10	—	1	84
Colonial Traditions at Gulf Shores (5)	Gulf Shores, AL	—	—	1Q11 — 1Q12	—	—	—
Metropolitan Midtown	Charlotte, NC	101	—	1Q09 — 3Q09	—	75	26

		959			144	110	705

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	In addition to the above projects, the Company has a 40% investment in Regents Park, a for-sale residential development property that will consist of 23 townhomes. As of September 30, 2007, there were 8 townhomes under contract. The average price per townhome is expected to be approximately $2.0 million. See Unconsolidated Partnerships Summary on page 34.

(3)	During the three months ended September 30, 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) associated with these projects as a result of the deterioration in the single family housing market and dislocation in the mortgage markets.

(4)	Upon completion of the project, the Company in considering the lease of all units as multifamily apartment homes.

(5)	This project will include the sale of undeveloped parcels.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
Significant Projects Under Construction

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.		Thru	YTD	Rem.
	Location	Total	Deliv’d	Leased	Date	Date	Date	Total	2006	2007	2007	After
In Construction in Progress
Multifamily
CG at Huntersville	Charlotte, NC	250	42	26	3Q06	4Q07	2Q08	26.1	5.8	12.7	7.6	—
CG at Shelby Farms II	Memphis, TN	154	40	29	1Q07	1Q08	2Q08	13.4	1.4	7.9	2.8	1.3
CG at Ayrsley	Charlotte, NC	368	16		3Q06	2Q08	1Q09	34.9	7.2	5.7	12.0	10.0
CG at Onion Creek (formerly Double Creek)	Austin, TX	300			1Q07	3Q08	1Q09	31.8	4.9	5.8	6.0	15.1
CG at Sweetwater	Phoenix, AZ	195			3Q07	3Q08	1Q09	23.5	5.4	0.7	3.4	14.0
CG at Thunderbird	Phoenix, AZ	244			3Q07	1Q09	3Q09	29.6	—	7.1	0.1	22.4
CG at Cityway	Austin, TX	376			3Q07	2Q09	4Q09	34.3	3.7	0.8	1.2	28.6
CG at Pecos	Las Vegas, NV	380			3Q07	2Q09	4Q09	51.7	—	13.8	5.7	32.2
CV at Matthews Commons	Charlotte, NC	216			4Q07	1Q09	4Q09	21.1	—	2.5	1.5	17.1
CV at Godley Lake	Savannah, GA	288			3Q07	4Q08	3Q09	26.2	—	5.6	5.0	15.6
CG at Wakefield	Raleigh, NC	365			4Q07	2Q09	1Q10	36.5	—	4.1	2.6	29.8
CG at Randal Park *	Orlando, FL	600			1Q08	1Q10	4Q10	75.9	7.5	2.6	0.7	65.1

								405.0	35.9	69.3	48.6	251.2

Commercial Office
Colonial Center TownPark 400*	Orlando, FL	176			2Q07	2Q08	1Q09	29.7	—	10.3	7.4	12.0
Metropolitan *	Charlotte, NC	155		27	3Q06	2Q08	4Q09	35.2	5.5	9.5	13.4	6.8
Retail
Colonial Pinnacle Craft Farms II*	Gulf Shores, AL	67			4Q08	3Q09	3Q09	13.5	9.8	0.4	0.4	2.9
Colonial Pinnacle Tutwiler Farm II	Birmingham, AL	85		65	4Q06	1Q08	1Q08	16.4	8.0	6.1	1.0	1.3
Colonial Promenade Fultondale	Birmingham, AL	234		203	2Q06	2Q08	2Q08	24.8	6.6	10.3	3.4	4.5
Colonial Promenade Tannehill	Birmingham, AL	347		82	1Q07	3Q08	1Q09	54.4	19.2	(4.4)	10.2	29.4
Metropolitan *	Charlotte, NC	189		46	3Q06	2Q08	4Q09	52.8	7.0	18.9	17.9	9.0

								226.8	56.1	51.1	53.7	65.9

For Sale Projects
Enclave (formerly The Renwick) (1)	Charlotte, NC	85			1Q06	4Q09		30.9	10.8	11.0	6.0	3.1
Southgate on Fairview (1)	Charlotte, NC	47			2Q06	4Q08		17.2	3.7	8.3	5.2	—
Cypress Village II (townhomes) (1)	Gulf Shores, AL	96	80		1Q06	2Q14		40.9	24.3	12.9	3.7	—
Grander (1)	Gulf Shores, AL	30	26		1Q06	3Q10		20.4	13.3	5.9	0.3	0.9
Metropolitan *	Charlotte, NC	101			3Q06	2Q09		41.2	4.1	6.0	13.4	17.7
Colonial Traditions at Gulf Shores (2)	Gulf Shores, AL	—			3Q06	1Q12		22.3	11.7	6.6	0.7	3.3
Cypress Village (lots) (1)	Gulf Shores, AL	236	236		1Q06	2Q14		34.6	20.6	10.4	0.2	3.4
Spanish Oaks (lots)	Mobile, AL	200	59		1Q06	3Q11		14.6	8.2	5.7	0.7	—

								222.1	96.7	66.8	30.2	28.4

Total Consolidated Projects, in CIP								$853.9	$188.7	$187.2	$132.5	$345.5

Unconsolidated Projects
Regents Park For-Sale (1) (3)	Atlanta, GA	23	23		1Q06	3Q09		19.6	9.2	5.0	2.0	3.4
Colonial Promenade Smyrna * (4)	Nashville, TN	194		70	1Q07	2Q08	2Q08	17.6	5.9	5.1	2.5	4.1
CG at Traditions * (5)	Gulf Shores, AL	324	40	17	4Q06	1Q08	4Q08	15.0	—	10.7	2.5	1.8

								52.2	15.1	20.8	7.0	9.3

Total Significant Projects, in CIP								$906.1	$203.8	$208.0	$139.5	$354.8

Target Development Yield Ranges:
Multifamily: 7.0-8.5%
Office: 8.5-11.0%
Retail: 8.5-11.0%
Reconciliation to Consolidated Construction-in-Progress
Dollars Invested in Significant Projects, in CIP								$375.9
Misc (Infrastructure and Misc Construction)								99.4	* Predevelopment and other.
Land Inventory								105.4	* Raw and improved land.
Less impairment related to for-sale projects (1)								(43.3)
Less assets transferred to operating assets or real estate assets held for sale								(18.7)

Total Consolidated Construction In Progress								$518.7

*	These projects are part of a mixed-use development.

Notes:

(1)	During the three months ended September 30, 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) associated with these projects as a result of the deterioration in the single family housing market and dislocation in the mortgage markets.

(2)	This project will include the sale of undeveloped land parcels.

(3)	Development costs represent 40% of total development costs, as the Company is a 40% partner in this project.

(4)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

(5)	Development costs represent 35% of total development costs, as the Company is a 35% partner in this project.

COLONIAL PROPERTIES TRUST
Property Acquisitions and Dispositions
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
2007			(SF-000s)	($ mm)	(1)	(2)
Multifamily
CG at Old Town Scottsdale North	Phoenix, AZ	Jan-07	208	$33.8	$34.3	5.4%
CG at Old Town Scottsdale South	Phoenix, AZ	Jan-07	264	42.2	42.8	5.4%
Fairmont at Fossil Creek	Fort Worth, TX	Feb-07	240	3.2	3.2	5.9%	15% ownership interest
Auberry at Twin Creeks	Dallas, TX	Feb-07	216	3.1	3.3	6.0%	15% ownership interest
CG at Inverness Commons	Phoenix, AZ	Mar-07	300	41.3	41.9	5.3%
CV at Cary	Raleigh, NC	May-07	319	6.0	6.4	5.9%	20% ownership interest
Merritt at Godley Station	Savannah, GA	May-07	312	20.3	20.6	6.0%

Total					$149.9	$152.5

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate		Remarks
2007			(SF-000s)	($ mm)	(3)
Multifamily
Beacon Hill	Charlotte, NC	Jan-07	349	$15.9	6.3	%(4)
Clarion Crossing	Raleigh, NC	Jan-07	260	15.9	6.3	%(4)
CG at Enclave	Atlanta, GA	Jan-07	200	16.9	6.3	%(4)
CV at Poplar Place	Atlanta, GA	Jan-07	324	19.6	6.3	%(4)
CV at Regency Place	Raleigh, NC	Jan-07	180	10.3	6.3	%(4)
CV at Spring Lake	Atlanta, GA	Jan-07	188	11.5	6.3	%(4)
CV at Timothy Woods	Atlanta, GA	Jan-07	204	13.2	6.3	%(4)
CG at Promenade	Montgomery, AL	Feb-07	384	38.0	6.7%
CG at Bayshore	Sarasota, FL	Feb-07	376	15.0	3.7%		25% ownership interest
CG at Natchez Trace	Jackson, MS	Jun-07	328	25.2	6.3%
CG at Reservoir	Jackson, MS	Jun-07	170	17.0	6.3%
Mayflower Seaside	Norfolk, VA	Jun-07	265	33.0	5.4%
Cape Landing	Myrtle Beach, SC	Jun-07	288	19.5	5.8%
CV at Hendersonville	Nashville, TN	Sep-07	364	27.0	5.3%		25% ownership interest

Total — Multifamily				$278.0

Office
DRA/CRT JV (1 property)	Tampa, Florida	Feb-07	675.5	14.0	6.9	%(5)	15% ownership interest
DRA/CLP JV	Multiple Cities	Jun-07	6,931.0	1,131.2	6.9	%(6)	15% ownership interest
DRA/CRT JV (1 property)	Ft. Lauderdale, FL	Jul-07	469.2	34.6	4.1	%(7)	15% ownership interest

Total — Office				$1,179.8

Retail
Rivermont Shopping Center	Chattanooga, TN	Feb-07	73.5	4.2	7.3%
CS Yadkinville	Yadkinville, NC	Mar-07	90.9	8.3	8.5%
CS Bear Lake	Orlando, FL	Apr-07	131.3	20.6	6.6%
CP Wekiva	Orlando, FL	May-07	208.6	27.2	8.0%
OZRE JV	Multiple Cities	Jun-07	2,591.0	360.0	6.6	%(8)	15% ownership interest
Malls/Centers	Multiple Cities	Jul-07	2,289.1	129.0	9.8	%(9)
Village on the Parkway	Dallas, TX	Jul-07	380.5	74.4	5.9%
Colonial Pinnacle Craft Farms I	Gulf Shores, AL	Jul-07	250.0	53.8	6.7	%(10)	15% ownership interest

Total — Retail				$677.5

	Total			$2,135.3

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties were part of a single transaction and had a weighted average cap rate of 6.3%.

(5)	The DRA/CRT JV property sold was St. Petersburg Center in Tampa, Florida.

(6)	The DRA/CLP JV properties include 25 office properties located in Birmingham and Huntsville, AL; Orlando and Tampa, FL; Atlanta, GA; Charlotte, NC; and Austin, TX and 2 adjacent retail properties located in Birmingham, AL and Orlando, FL. The company retained a 15% interest in these properties.

(7)	The DRA/CRT JV property sold was Las Olas Centre in Ft. Lauderdale, Florida.

(8)	The OZRE Retail JV properties include 11 retail properties located in Birmingham, AL; Orlando, Punta Gorda, Jacksonville, and Tampa, FL; Athens, GA; and Houston, TX. The company retained a 15% interest in these properties.

(9)	The disposition included 4 retail malls located in Staunton, VA, Decatur, AL, Gainesville, GA, and Mt. Airy, NC and 7 retail centers located in Montgomery, AL, Columbus, GA, and Greensboro, NC.

(10)	The Company retained a 15% interest in this property.

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2007
($ in 000s)
QUARTERLY DEBT SUMMARY

		CONSOLIDATED DEBT			WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt *(1)%		Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$27,000	2%	5.9%	4.7	$27,000	1%	5.9%	4.7
Unsecured Other	1,540,274	95%	5.8%	6.1	1,540,274	73%	5.8%	6.1
Secured	62,228	4%	6.1%	5.5	554,660	26%	5.9%	4.9

Total Debt	$1,629,502	100%	5.8%	6.0	$2,121,934	100%	5.8%	5.7

Fixed/Floating
Fixed Rate Debt	$1,558,913	96%	5.8%	6.2	$1,924,357	91%	5.8%	6.2
Floating Rate Debt — Capped	—	—	—	—	57,726	3%	7.0%	0.9
Floating Rate Debt	70,589	4%	6.1%	2.0	139,852	7%	6.3%	1.6

Total Debt	$1,629,502	100%	5.8%	6.0	$2,121,934	100%	5.8%	5.7

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2007	6.40%
2008	6.40%
2009	6.24%
2010	5.30%
2011	4.80%
2012	6.76%
2013	6.11%
2014	6.09%
Thereafter	5.75%

Total	5.84%

LINE OF CREDIT

	06/30/07	09/30/07	Interest Rate	Due

Floating	$27,000	$27,000	5.87%	06/15/12
Competitive Bid Option — Floating	—	—	—	06/15/12
Term loan	—	—	—	06/15/12

Total Outstanding on LOC	$27,000	$27,000	5.87%

Notes:

•	The $500MM LOC has a $250MM Competitive Bid Option.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 75 bps, and the facility fee is 17.5 bps.

•	In addition to the $500MM LOC, Wachovia has provided a $40MM Cash Management Line.

•	5-Year facility through June 2012; with one 1-year extension

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2007
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Sean Pattap	212-908-0642	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Lisa Wright	212-438-3121	BBB-	BB+
COVERAGE RATIOS

	3Q06	YTD ‘06	3Q07	YTD ‘07
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	0.7	0.8	(0.8)	0.2
Earnings to Fixed Charges &
Preferred Share Distributions (1)	0.7	0.7	(0.7)	0.2

Supplemental Coverage Ratios
Interest Coverage (2)	2.4	2.5	2.2	2.4
Fixed Charge Coverage (3)	2.0	2.1	1.9	2.0
Fixed Charge w/ Cap Int (4)	1.8	1.9	1.5	1.7
See page 27 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the periods presented above is primarily due to the classification of operations for assets held for sale and sold as discontinued operations. Additionally, the deficiencies of the ratio of earnings to fixed charges for the three and nine months ended September 30, 2007 are a result of the $43.3 million impairment charge related to the Company’s for-sale residential business recorded during the third quarter of 2007.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q06		2Q06		3Q06		4Q06		1Q07		2Q07		3Q07
Consolidated Debt to Total Assets cannot exceed 60%	53.1%		55.1%		55.9%		53.9%		52.0%		54.8%		53.5%
Secured Debt to Total Assets cannot exceed 40%	19.8%		18.9%		18.1%		16.6%		15.8%		13.5%		13.9%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	187.9%		179.0%		176.2%		187.3%		192.3%		199.3%		208.8%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.2	x	2.4	x	2.3	x	2.6	x	2.7	x	2.6	x	2.6	x
TOTAL MARKET CAPITALIZATION

Consolidated Debt	$2,299,927	$2,429,424	$2,545,097	$2,397,906	$2,311,734	$1,851,464	$1,629,502
Unconsolidated Debt	399,366	396,695	416,048	367,210	342,714	461,042	492,432

Total Debt	2,699,293	2,826,119	2,961,145	2,765,116	2,654,448	2,312,506	2,121,934
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000	100,000
9.25% Series C	50,000	—	—	—	—	—	—
8.125% Series D	125,000	125,000	125,000	125,000	125,000	125,000	125,000
7.62% Series E	105,503	104,761	104,761	104,761	104,761	—	—

Total Preferred Stock	380,503	329,761	329,761	329,761	329,761	225,000	225,000
Market Equity (Shares & Units)	2,807,330	2,790,823	2,706,524	2,659,221	2,602,505	2,068,866	1,961,823

Total Market Capitalization	$5,887,126	$5,946,703	$5,997,430	$5,754,098	$5,586,714	$4,606,372	$4,308,757

Debt / Total Market Capitalization	45.9%	47.5%	49.4%	48.1%	47.5%	50.2%	49.2%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	3Q07	3Q06	YTD ‘07	YTD ‘06
Consolidated
FFO Gains (net of income taxes & minority interest):
Condo Conversions	$(76)	$3,684	$3,056	$11,542
For-Sale Residential	392	528	2,098	528
Development	3,920	—	3,920	—
Land / Outparcel Sales	554	1,554	1,114	3,362

Totals	4,790	5,766	10,188	15,432

3rd Party Mgt & Leasing Fee Revenue	5,490	4,891	14,044	13,523
Straight Line Rents	1,401	1,057	5,277	4,747
Percentage Rents	225	460	1,135	1,196
Lease Terminations	—	372	333	1,453
Interest Expense	17,843	31,937	72,326	95,685
Interest Income	2,953	1,932	7,182	5,883
Capitalized Interest	6,599	4,714	20,191	11,404
Debt — Principal Amortization	168	1,456	2,724	4,567
Preferred Dividend Payments	4,352	6,363	16,338	21,792
Preferred Share Issuance Costs	29	45	360	2,128
Amortization of Deferred Financing Costs	1,315	1,430	5,476	4,381
Amortization of Stock Compensation	1,594	1,390	4,589	3,119
Unconsolidated *(1)
Straight Line Rents	483	622	1,172	2,674
Interest Expense	7,468	6,318	18,328	17,914
Debt — Principal Reductions	98	129	337	463
Amortization of Deferred Financing Costs	148	144	481	630

Notes:

(1)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	3Q07	3Q06	YTD ‘07	YTD ‘06
Acquisition of Properties
Multifamily	$—	$160,020	$150,471	$307,295
Office	—	—	—	8,300

Acquisitions	—	160,020	150,471	315,595

Other Assets & Debt Assumed	—	—		—
Less: Unconsolidated Assets	—	(2,700)	(12,273)	(8,055)

Acq, net — Consolidated Assets	$—	$157,320	$138,198	$307,540

Development Expenditures
Multifamily	52,119	15,290	102,163	64,233
Office	10,729	16,121	42,042	27,229
Retail	27,899	18,049	69,501	67,982
For-Sale / Other	42,990	31,017	104,886	112,888

Total, incl subs	133,737	80,477	318,592	272,332

Less: Infrastructure
Reimbursement from City/County	—	(327)	(7,178)	(565)
Less: Unconsolidated /Other (1)	(10,449)	(3,321)	(19,493)	(20,252)

Development, Consol. Assets	$123,288	$76,829	$291,921	$251,515

(1)	Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$6,750	$—	$257,849	$185,105
Office	34,647	86,008	427,691	237,805
Retail	249,142	—	424,455	114,574
For Sale / Projects	10,637	26,475	69,423	101,369
Land and other	1,550	3,442	5,578	13,404

Total, incl subs	302,726	115,925	1,184,996	652,257
Selling Costs	(8,506)	(4,204)	(37,362)	(14,624)
Outparcels/Land	(1,550)	(3,442)	(5,578)	(13,404)
Less: Unconsolidated — net	(39,786)	(23,626)	(68,847)	(36,728)

Sales, Net — Consolidated Assets	$252,884	$84,653	$1,073,209	$587,501

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	3Q07	3Q06	YTD ‘07	YTD ‘06
Divisional Total Revenues
Multifamily — Same Property	$58,150	$55,513	$173,274	$165,197
Multifamily — Non-Same Property	17,686	25,576	57,488	71,291
Office	12,945	41,735	84,322	131,659
Retail	10,270	26,133	59,775	81,312

Total Divisional Revenues	99,051	148,957	374,859	449,459

Less: Unconsolidated Revenues — Mfam	(2,587)	(4,766)	(7,817)	(14,275)
Less: Unconsolidated Revenues — Off	(12,128)	(8,626)	(28,298)	(25,604)
Less: Unconsolidated Revenues — Rtl	(5,543)	(3,942)	(13,151)	(10,230)
Discontinued Operations	(2,047)	(24,757)	(24,575)	(80,888)
Construction Revenues	11,154	6,868	32,007	26,793
Unallocated Corporate Rev	5,490	4,891	14,044	13,523

Cons. Rev, adj -’06 Disc Ops	93,390	118,625	347,069	358,778

Add: Add’l Disc Ops Rev, post filing	—	15,943	—	49,490

Total Consol. Rev, per 10-Q / K	$93,390	$134,568	$347,069	$408,268

RECONCILIATION OF EXPENSES

	3Q07	3Q06	YTD ‘07	YTD ‘06
Divisional Total Expenses
Multifamily — Same Property	$23,244	$22,355	$67,339	$64,500
Multifamily — Non-Same Property	8,957	11,755	27,722	31,687
Office	5,387	15,300	29,507	46,213
Retail	3,813	7,794	18,813	23,048

Total Divisional Expenses	41,401	57,204	143,381	165,448

Less: Unconsolidated Expenses — Mfam	(1,278)	(2,176)	(4,148)	(5,957)
Less: Unconsolidated Expenses — Off	(4,702)	(3,588)	(10,928)	(10,094)
Less: Unconsolidated Expenses — Rtl	(1,688)	(1,273)	(4,094)	(3,380)
Discontinued Operations (1)	(1,323)	(9,921)	(13,076)	(31,883)
Impairment Charge — Discontinued Ops (1)	—	—	2,500	—
Impairment Charge — Continuing Ops	44,129	—	44,129	—
Other Expense	(143)	12	4	39

Total Property Operating Exp	76,396	40,258	157,768	114,173
Construction Expenses	9,280	6,653	29,146	25,680
Property Management Exp	2,365	3,258	9,812	9,800
General & Administrative Exp	5,782	6,279	19,710	16,025
Management Fee and Other Exp	3,984	3,051	11,145	9,044
Restructuring Charge	—	—	1,528	—
Depreciation	23,842	32,189	89,763	96,561
Amortization	835	4,479	9,741	13,454

Cons. Exp, adj —’06 Disc Ops	122,484	96,167	328,613	284,737

Add: Add’l Disc Ops Exp,post filing	—	10,043	—	33,055

Total Consol. Exp, per 10-Q / K	$122,484	$106,210	$328,613	$317,792

Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	3Q07	3Q06	YTD ‘07	YTD ‘06
Divisional Total NOI
Multifamily — Same Property	$34,906	$33,158	$105,935	$100,697
Multifamily — Non-Same Property	8,729	13,821	29,766	39,604
Office	7,558	26,435	54,815	85,446
Retail	6,457	18,339	40,962	58,264

Total Divisional NOI	57,650	91,753	231,478	284,011

Less: Unconsolidated NOI — Mfam	(1,309)	(2,590)	(3,669)	(8,318)
Less: Unconsolidated NOI — Off	(7,426)	(5,038)	(17,370)	(15,510)
Less: Unconsolidated NOI — Rtl	(3,855)	(2,669)	(9,057)	(6,850)
Discontinued Operations	(724)	(14,836)	(11,499)	(49,005)
Impairment Charge — Discontinued Ops (1)	—	—	(2,500)	—
Impairment Charge — Continuing Ops (2)	(44,129)	—	(44,129)	—
Unallocated Corporate Rev	5,490	4,891	14,044	13,523
Other Expense	143	(12)	(4)	(39)
Construction NOI	1,874	215	2,861	1,113
Property Management Exp	(2,365)	(3,258)	(9,812)	(9,800)
General & Administrative Exp	(5,782)	(6,279)	(19,710)	(16,025)
Management Fee and Other Exp	(3,984)	(3,051)	(11,145)	(9,044)
Restructuring Charge	—	—	(1,528)	—
Depreciation	(23,842)	(32,189)	(89,763)	(96,561)
Amortization	(835)	(4,479)	(9,741)	(13,454)

Income from Operations	(29,094)	22,458	18,456	74,041
Total Other Income (Expense)	19,949	(30,139)	249,307	(51,447)

Income from Contin’g Ops (2)	(9,145)	(7,681)	267,763	22,594

Disc Ops	—	5,900	—	16,435
06 & 07 Disc Ops Other Inc(Exp)	—	(616)	—	(3,408)

Inc from Cont (3), per 10-Q / K	$(9,145)	$(2,397)	$267,763	$35,621

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	499	1,581	2,855	3,089
Acquisitions	—	807	3,693	1,920

Notes:

(1)	The $2.5 million impairment charge recorded during the three months ended June 30, 2007, is related to a retail asset classified as held for sale, therefore this charge is also included in discontinued operations.

(2)	During the three months ended September 30, 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) related to the Company’s for-sale residential business as a result of the deterioration in the single family housing market and dislocation in the mortgage markets.

(3)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006

	3Q07	3Q06	YTD ‘07	YTD ‘06
Assets Sold
Revenue from assets sold	$1,263	$24,510	$23,416	$80,160
Expenses from assets sold (1)	1,127	9,865	12,997	31,732

NOI from assets sold	136	14,645	10,419	48,428

Assets Held for Sale
Revenue from assets held for sale	784	247	1,159	728
Expenses from assets held for sale	196	56	79	151

NOI from assets held for sale	588	191	1,080	577

Assets sold, not classified in discontinued operations
Revenue from assets sold	160	41,556	75,095	132,155
Expenses from assets sold	413	14,763	25,889	45,089

NOI from assets sold	$(253)	$26,793	$49,206	$87,066

(1)	Expenses include a $2.5 million impairment charge related to a retail asset sold during the third quarter of 2007. The impairment charge was recorded during the second quarter of 2007.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of September 30, 2007). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	(dollars in thousands)
	3Q07	3Q06	YTD ‘07	YTD ‘06

Income from discontinued operations	$759	$8,119	$9,370	$22,229
Interest (income) expense, net	(53)	1,779	985	6,337
Depreciation and amortization expenses	18	4,938	1,142	19,877
Other	—	—	2	562

NOI from discontinued operations	$724	$14,836	$11,499	$49,005

NOI from assets sold	136	14,645	10,419	48,428
NOI from assets held for sale	588	191	1,080	577

NOI from discontinued operations	$724	$14,836	$11,499	$49,005

EBITDA RECONCILIATION

	3Q07	3Q06	YTD ‘07	YTD ‘06
Net Income to Common S/H	$1,747	$14,732	$338,874	$48,676
Consolidated
Minority Interest	(1,380)	3,389	9,132	11,441
(Inc)/Loss — Uncons. Assets	(6,886)	2,101	(11,609)	4,105
Preferred Dividends	4,352	6,363	16,337	21,792
Preferred Share Issuance Costs	29	45	360	2,128
Interest Expense	17,843	31,937	72,326	95,685
Loss on Retirement of Debt	—	—	12,521	628
Income Tax Expense (Benefit)(1)	(15,786)	2,202	(12,479)	9,258
Depreciation & Amortization	24,695	41,606	100,646	129,892
(Gain)/Loss on Sale (Cont & Disc)	(30,693)	(27,443)	(398,507)	(89,182)
Gain/(Loss)-Undeprec Prop *(2)	5,487	7,676	13,187	25,858
Impairment Charge	44,129	—	46,629	—

EBITDA from Consolidated Props	43,537	82,608	187,417	260,281

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	6,886	(2,101)	11,609	(4,105)
Interest Expense	7,468	6,318	18,328	17,914
Depreciation & Amortization	6,740	5,263	16,941	15,544
(Gain)/Loss on Sale of Prop	(8,339)	(134)	(16,893)	(1,334)

EBITDA	$56,292	$91,954	$217,402	$288,300

(1)	The income tax benefit recorded during the three and nine months ended September 30, 2007 relates primarily to the impairment charge of $43.3 million associated with the Company’s for-sale residential business recorded during the third quarter of 2007.

(2)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	3Q07	3Q06	YTD '07	YTD '06
Earnings
Net Income (before preferred shares)	$4,315	$19,327	$350,134	$67,158
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(759)	(8,119)	(9,370)	(22,229)
Minority Interest in CRLP	2,478	5,949	17,667	11,603
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	(13,108)	(23,661)	(87,392)	(41,382)
Minority Interest of Limited Partners	(6)	(24)	67	2,650
CRLP Minority Interest — Common U/H	(3,858)	(2,560)	(8,535)	(162)
(Gains)/Losses from Sales of Property, net of income taxes	(12,777)	(1,443)	(303,776)	(39,551)
Minority Interest of Limited Partners	(20)	(406)	(245)	(482)
Income Taxes and Other	(16,545)	(138)	(15,733)	1,008
(Income)/Loss from Unconsolidated Entities	(6,886)	2,101	(11,609)	4,105

	(47,166)	(8,974)	(68,792)	(17,282)
Amortization of Interest Capitalized	600	600	1,800	1,800
Capitalized Interest	(6,599)	(4,714)	(20,191)	(11,404)
Distributions from Unconsolidated Entities	3,236	2,553	8,489	7,345
Fixed Charges, from below	27,570	39,894	103,430	116,908

Earnings	(22,359)	29,359	24,736	97,367

Fixed Charges
Interest Expense	17,843	31,937	72,326	95,685
Capitalized Interest	6,599	4,714	20,191	11,404
Amortization of Deferred Financing Costs	1,315	1,430	5,476	4,381
Distrib to Series B Pfd Unitholders	1,813	1,813	5,437	5,438

Total	27,570	39,894	103,430	116,908

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C, D & E	2,539	4,550	10,900	16,354

Total	$30,109	$44,444	$114,330	$133,262

Reconciliation of Supplemental Coverage Ratios

	3Q07	3Q06	YTD '07	YTD '06
Interest Coverage Denominator
Interest Expense	$17,843	$31,937	$72,326	$95,685
Interest Expense — Unconsolidated	7,468	6,318	18,329	17,914

Total Interest Expense	25,311	38,255	90,655	113,599

Fixed Charge Denominator
Add: Preferred Dividend Payments	4,352	6,363	16,338	21,792
Debt Principal Amortization	168	1,456	2,724	4,567
Debt Principal Amortortization — Unconsolidated	98	129	337	463

Total Fixed Charges	29,929	46,203	110,054	140,421

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	6,599	4,714	20,191	11,404

Total Fixed Charges w/ Capitalized Interest	$36,528	$50,917	$130,245	$151,825

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of September 30, 2007
Appendix

			Year Built /		Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Huntcliff	Atlanta	GA	1997	20%	358	365	95.0%	$871	$0.86
CG at Berkeley Lake	Atlanta	GA	1998	100%	180	244	95.6%	912	0.67	S
CG at Mount Vernon	Atlanta	GA	1997	100%	213	257	99.1%	1,065	0.88	S
CG at River Oaks	Atlanta	GA	1992	100%	216	276	96.8%	879	0.69	S
CG at River Plantation	Atlanta	GA	1994	100%	232	310	93.1%	912	0.68	S
CG at Sugarloaf	Atlanta	GA	2002	100%	250	329	96.8%	917	0.70	S
CG at McGinnis Ferry	Atlanta	GA	1997	100%	434	509	95.2%	877	0.75	S
CG at Barrett Creek	Atlanta	GA	1999	100%	332	310	98.8%	778	0.83	S
CG at McDaniel Farm	Atlanta	GA	1997	100%	424	457	91.0%	787	0.73
CG at Shiloh	Atlanta	GA	2002	100%	498	533	96.2%	834	0.78
CG at Pleasant Hill	Atlanta	GA	1996	100%	502	502	92.0%	788	0.79

Total		11	9.6 Years		3,639	4,093	95.0%	855	0.75

Same Store		7	10.0 Years		1,857	2,236	96.4%	894	0.74

Cunningham	Austin	TX	2000	20%	280	257	95.0%	692	0.75
Canyon Creek LP	Austin	TX	2006	25%	336	349	LU	—	—
CG at Silverado	Austin	TX	2004	100%	238	240	95.4%	755	0.75	S
CG at Silverado Reserve	Austin	TX	2006	100%	256	266	95.7%	812	0.78
CV at Quarry Oaks	Austin	TX	1996	100%	533	470	96.8%	689	0.78	S
CV at Sierra Vista	Austin	TX	1999	100%	232	206	97.0%	662	0.75	S
CG at Round Rock	Austin	TX	2007	100%	422	430	93.6%	769	0.76
CV at Canyon Hills	Austin	TX	1995	100%	229	183	98.7%	671	0.84	S

Total		8	5.4 Years		2,526	2,400	96.0%	725	0.77

Same Store		4	8.5 Years		1,232	1,098	96.9%	694	0.78

The Groves at Riverchase	Birmingham	AL	1996	20%	345	345	93.9%	726	0.73
Colony Woods	Birmingham	AL	1988	10%	414	451	91.8%	702	0.64
Meadows	Birmingham	AL	1987	10%	400	466	95.3%	642	0.55
Madison	Birmingham	AL	1985	10%	276	249	94.9%	576	0.65
CV at Rocky Ridge	Birmingham	AL	1984	15%	226	259	98.7%	689	0.60
CG at Mountain Brook	Birmingham	AL	1991	15%	392	393	97.4%	707	0.71
CG at Liberty Park	Birmingham	AL	2000	100%	300	339	99.7%	915	0.81	S
CV at Trussville	Birmingham	AL	1996	100%	376	410	92.8%	727	0.67	S
CV at Inverness	Birmingham	AL	1987	100%	586	509	94.0%	599	0.69	S

Total		9	16.6 Years		3,315	3,421	95.1%	708	0.70

Same Store		3	12.7 Years		1,262	1,258	95.0%	712	0.71

CG at Cypress Cove	Charleston	SC	2001	100%	264	304	94.3%	862	0.75
CV at Westchase	Charleston	SC	1986	100%	352	258	96.6%	656	0.89	S
CV at Hampton Pointe	Charleston	SC	1986	100%	304	315	94.7%	768	0.74	S
CG at Quarterdeck	Charleston	SC	1986	100%	230	219	98.3%	880	0.92	S
CV at Waters Edge	Charleston	SC	1985	100%	204	188	95.1%	712	0.77	S
CV at Windsor Place	Charleston	SC	1984	100%	224	213	96.0%	727	0.76	S

Total		6	19.0 Years		1,578	1,497	95.8%	762	0.80

Same Store		5	21.6 Years		1,314	1,193	96.1%	742	0.82

CV at Matthews	Charlotte	NC	1990	25%	270	256	97.4%	750	0.80
CG at Mallard Creek	Charlotte	NC	2004	100%	252	233	94.4%	813	0.88	S
CG at Beverly Crest	Charlotte	NC	1996	100%	300	279	93.3%	747	0.80	S
CG at Mallard Lake	Charlotte	NC	1998	100%	302	301	95.0%	780	0.78	S
CV at Chancellor Park	Charlotte	NC	1999	100%	340	326	94.4%	730	0.76
CG at University Center	Charlotte	NC	2005	100%	156	167	96.8%	794	0.74
CV at Meadow Creek	Charlotte	NC	1984	100%	250	230	94.4%	619	0.67	S
Heatherwood	Charlotte	NC	1980	100%	476	439	90.1%	584	0.63	S
CV at Charleston Place	Charlotte	NC	1986	100%	214	172	93.9%	574	0.71	S
CV at Stone Point	Charlotte	NC	1986	100%	192	173	96.9%	685	0.76	S
CV at Greystone	Charlotte	NC	1999	100%	408	387	91.9%	641	0.68
CG at Legacy Park	Charlotte	NC	2001	100%	288	301	96.2%	751	0.72	S
CV at Timber Crest	Charlotte	NC	1999	100%	282	273	94.7%	670	0.69	S
CV at South Tryon	Charlotte	NC	2002	100%	216	236	97.2%	723	0.66	S

Total		14	12.1 Years		3,946	3,773	94.1%	694	0.73

Same Store		10	13.4 Years		2,772	2,637	94.2%	690	0.73

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of September 30, 2007
Appendix

			Year Built /		Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
Auberry at Twin Creeks	Dallas	TX	2006	15%	216	214	95.4%	756	0.85
CV at Oakbend	Dallas	TX	1997	100%	426	383	94.6%	718	0.80
Brookfield	Dallas	TX	1986	100%	232	166	95.3%	532	0.74	S
Paces Cove	Dallas	TX	1982	100%	328	220	90.2%	509	0.76	S
Remington Hills	Dallas	TX	1985	100%	362	347	93.4%	738	0.77	S
CV at Main Park	Dallas	TX	1984	100%	192	180	99.0%	727	0.77	S
Summer Tree	Dallas	TX	1980	100%	232	136	97.4%	500	0.85	S
CV at Vista Ridge	Dallas	TX	1985	100%	300	229	98.3%	583	0.77	S
CV at Pear Ridge	Dallas	TX	1988	100%	242	199	98.8%	638	0.78	S
CG at Valley Ranch	Dallas	TX	1995	100%	396	462	94.7%	1,015	0.87	S

Total		10	18.2 Years		2,926	2,535	95.3%	684	0.80

Same Store		8	21.4 Years		2,284	1,938	95.4%	676	0.80

Belterra	Fort Worth	TX	2006	10%	288	278	94.8%	880	0.92
Fairmont at Fossil Creek	Fort Worth	TX	2005	15%	240	223	95.4%	815	0.88
CG at Bear Creek	Fort Worth	TX	1998	100%	436	395	98.4%	827	0.91	S
CV at Willow Creek	Fort Worth	TX	1996	100%	478	427	93.1%	754	0.84
CV at Shoal Creek	Fort Worth	TX	1996	100%	408	388	97.1%	779	0.82
CV at Bear Creek	Fort Worth	TX	1984	100%	120	91	100.0%	616	0.82	S
CV at Bedford	Fort Worth	TX	1983	100%	238	158	95.0%	544	0.82	S
Cottonwood Crossing	Fort Worth	TX	1985	100%	200	150	98.5%	504	0.67	S
CV at Grapevine	Fort Worth	TX	1985	100%	450	380	97.3%	688	0.81	S
CV at North Arlington	Fort Worth	TX	1985	100%	240	191	95.4%	603	0.76	S

Total		10	14.7 Years		3,098	2,681	96.5%	703	0.83

Same Store		6	20.3 Years		1,684	1,365	97.3%	664	0.82

CG at Edgewater I	Huntsville	AL	1995	100%	500	541	97.4%	719	0.66	S
CG at Madison	Huntsville	AL	1999	100%	336	355	99.4%	782	0.74	S

Total		2	10.0 Years		836	896	98.2%	745	0.69

Same Store		2	10.0 Years		836	896	98.2%	745	0.69

CG at Heather Glen	Orlando	FL	2000	100%	448	523	98.9%	960	0.82	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100%	456	564	96.7%	1,009	0.82	S
CV at Twin Lakes	Orlando	FL	2004	100%	460	418	96.3%	896	0.99	S
CG at Town Park Reserve	Orlando	FL	2004	100%	80	77	98.8%	1,194	1.23	S
CG at Heathrow	Orlando	FL	1997	100%	312	353	98.1%	951	0.84	S
CG at Hunter’s Creek	Orlando	FL	1997	100%	496	624	98.0%	987	0.78	S

Total		6	6.3 Years		2,252	2,560	97.6%	970	0.85

Same Store		6	6.3 Years		2,252	2,560	97.6%	970	0.85

CG at Scottsdale	Phoenix	AZ	1999	100%	180	183	95.0%	1,142	1.12
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100%	264	234	83.3%	978	1.10
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100%	208	182	74.0%	986	1.13
CG at Inverness Commons	Phoenix	AZ	2002	100%	300	268	88.7%	796	0.89

Total		4	9.5 Years		952	867	85.2%	953	1.05

CV at Cary	Raleigh	NC	1995	20%	319	400	99.4%	863	0.68
CG at Research Park (Durham)	Raleigh	NC	2002	20%	370	384	97.8%	774	0.75
CG at Arringdon	Raleigh	NC	2003	100%	320	311	97.5%	760	0.78	S
CG at Patterson Place	Raleigh	NC	1997	100%	252	237	92.5%	765	0.81	S
CG at Crabtree Valley	Raleigh	NC	1997	100%	210	210	95.2%	727	0.73	S
CV at Highland Hills	Raleigh	NC	1987	100%	264	277	85.2%	698	0.66
Parkside at Woodlake	Raleigh	NC	1996	100%	266	255	94.7%	634	0.66	S
CV at Deerfield	Raleigh	NC	1985	100%	204	198	95.6%	692	0.71	S
CG at Trinity Commons	Raleigh	NC	1999	100%	462	484	97.6%	741	0.71	S

Total		9	11.3 Years		2,667	2,757	94.7%	727	0.72

Same Store		6	10.8 Years		1,714	1,695	95.9%	724	0.73

Ashley Park	Richmond	VA	1988	100%	272	194	99.6%	701	0.98	S
Trolley Square East & West	Richmond	VA	1966	100%	328	170	95.1%	749	1.44	S
CV at Hampton Glen	Richmond	VA	1986	100%	232	178	97.8%	841	1.10	S
CV at West End	Richmond	VA	1987	100%	224	137	97.3%	777	1.27	S
CV at Chase Gayton	Richmond	VA	1984	100%	328	311	91.8%	802	0.85	S
CV at Waterford	Richmond	VA	1990	100%	312	289	98.7%	818	0.88	S

Total		6	23.5 Years		1,696	1,280	96.5%	780	1.03

Same Store		6	23.5 Years		1,696	1,280	96.5%	780	1.03

CG at Godley Station I	Savannah	GA	2005	100%	312	337	94.9%	897	0.83
CV at Greentree	Savannah	GA	1983	100%	194	165	94.8%	702	0.82	S
CG at Hammocks	Savannah	GA	1997	100%	308	324	95.5%	919	0.87	S
CV at Huntington	Savannah	GA	1986	100%	147	121	94.6%	728	0.88	S
CV at Marsh Cove	Savannah	GA	1983	100%	188	197	97.9%	771	0.73	S

Total		5	16.2 Years		1,149	1,145	95.5%	828	0.83

Same Store		4	19.8 Years		837	807	95.7%	802	0.83

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of September 30, 2007
Appendix

			Year Built /		Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
TOTAL PROPERTIES IN MAJOR MARKETS		100	13.3 Years		30,580	29,903	95.2%	$769	$0.79

Same Store		67	15.2 Years		19,740	18,962	96.1%	$760	$0.79

PROPERTIES IN OTHER MARKETS

Autumn Park I & II	Greensboro	NC	2002	100%	402	404	98.3%	$737	$0.73	S
Arbors at Windsor Lake	Columbia	SC	1991	10%	228	216	95.2%	732	0.78
CG at Shelby Farms I	Memphis	TN	1998	100%	296	318	95.9%	831	0.77	S
CG at Bellevue	Nashville	TN	1996	100%	349	344	98.3%	848	0.86	S
CG at Seven Oaks	Tampa	FL	2004	100%	318	302	98.4%	903	0.95	S
CG at Wilmington	Wilmington	NC	2002	100%	390	356	93.3%	727	0.80	S
CG at Brentwood	Nashville	TN	1995	25%	254	287	97.2%	943	0.84
CG at Palma Sola	Sarasota	FL	1990	25%	340	293	93.5%	796	0.92
CG at Lakewood Ranch	Sarasota	FL	1999	100%	288	302	94.4%	1,006	0.96	S
CV at Greenbrier	Washington DC	VA	1988	100%	258	218	96.5%	923	1.09	S
CV at Pinnacle Ridge	Asheville	NC	1948	100%	166	147	99.4%	665	0.75	S
CV at Huntleigh Woods	Mobile	AL	1978	100%	233	199	99.6%	553	0.65	S
CV at Ashford Place	Mobile	AL	1983	100%	168	146	100.0%	607	0.70	S
CV at Tradewinds	Norfolk	VA	1988	100%	284	280	93.7%	868	0.88	S
CV at Mill Creek	Winston-Salem	NC	1984	100%	220	210	94.1%	588	0.62	S
CV at Harbour Club	Norfolk	VA	1988	100%	213	193	94.8%	919	1.01	S
Glen Eagles I & II	Winston-Salem	NC	1993	100%	310	314	91.0%	665	0.66	S
Park Crossing	Fairfield	CA	2005	10%	200	210	96.0%	1,194	1.14
Portofino at Jensen Beach	Port St. Lucie	FL	2002	100%	118	137	LU	—	—
Murano at Delray Beach	West Palm Beach	FL	2002	100%	241	259	LU	—	—
Stone Ridge	Columbia	SC	1972	10%	191	199	94.8%	609	0.58
Trophy Chase I & II	Charlottesville	VA	1970	100%	425	370	89.6%	741	0.85	S

TOTAL PROPERTIES IN OTHER MARKETS		22	17.1 Years		5,892	5,701	95.4%	$784	$0.82

Same Store		15	18.9 Years		4,320	4,100	95.4%	$780	$0.82

THIRD-PARTY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL		0%	328	363
Hawthorne Village	Daytona Beach	FL		0%	378	414
Monte D’oro	Birmingham	AL		0%	200	296
PH Coursey Place	Baton Rouge	LA		0%	352	344
PH Rocky Ridge	Atlanta	GA		0%	300	347

TOTAL MANAGED		5			1,558	1,764

TOTAL ALL PROPERTIES		127	14.0 Years		38,030	38,247	95.3%	$772	$0.80

Same Store		82	15.9 Years		24,060	23,062	96.0%	$764	$0.80

Notes:
CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up. These properties are not included in occupancies and Rental Rate subtotals.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

COLONIAL PROPERTIES TRUST
Office Property Table
As of September 30, 2007
Appendix

							Base Rent
			Year	%		Occupancy	Per
Property	MSA	State	Built	Own	SF - 000s	Rate	Sq. Foot (1)	S-P

CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL	1904/81	100%	37	97.1%	$16.14	S
CC Brookwood Village	Birmingham	AL	2007	100%	169	LU	LU

Total Consolidated	2				207	97.1%	16.14

UNCONSOLIDATED PROPERTIES

DRA/CRT Joint Venture
Atlanta Chamblee	Atlanta	GA	2000	15%	1,133	92.8%	19.62
Atlanta Perimeter	Atlanta	GA	1985	15%	182	87.2%	18.84
Atlantic Center Plaza	Atlanta	GA	2001	15%	500	96.1%	28.86
Baymeadows Way	Jacksonville	FL	1999	15%	224	100.0%	13.62
Broward Financial Center	Ft.Lauderdale	FL	1986	15%	325	71.0%	29.39
Charlotte University	Charlotte	NC	1999	15%	183	87.2%	22.51
Decoverly	Rockville	MD	1989	15%	155	84.4%	24.68
Germantown Center	Memphis	TN	1999	15%	532	87.1%	18.96
Jacksonville Baymeadows	Jacksonville	FL	1999	15%	751	82.3%	10.21
Jacksonville JTB	Jacksonville	FL	2001	15%	417	100.0%	13.46
McGinnis Park	Atlanta	GA	2001	15%	202	66.8%	17.52
Orlando Central	Orlando	FL	1980	15%	617	86.0%	17.72
Orlando Lake Mary	Orlando	FL	1999	15%	304	87.1%	18.41
Orlando University	Orlando	FL	2001	15%	385	93.3%	19.18
Post Oak	Houston	TX	1982	15%	1,196	96.2%	18.68
Ravinia 3	Atlanta	GA	1991	15%	802	82.1%	19.02
Signature Place	Dallas	TX	1983/1986	15%	437	77.5%	18.74
Westchase	Houston	TX	2000	15%	184	97.8%	22.97

Totals	18				8,530	88.5%	19.10

Totals (Weighted)					1,279	88.5%	19.10

DRA/CLP Joint Venture
901 Maitland	Orlando	FL	1985	15%	156	78.5%	19.32
Colonial Center at TownPark	Orlando	FL	2001	15%	658	98.7%	21.36
Colonial Center at Bayside	Tampa	FL	1997	15%	213	99.5%	19.66
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	99.7%	21.29
Colonial Center Blue Lake	Birmingham	AL	1982/95	15%	167	99.2%	17.57
Colonial Center Heathrow	Orlando	FL	1988/96-00/01	15%	922	86.4%	19.54
Colonial Center Lakeside	Huntsville	AL	1989/90	15%	122	100.0%	14.48
Colonial Center Research Park	Huntsville	AL	1999	15%	134	100.0%	18.22
Colonial Center Research Place	Huntsville	AL	1979/84/88	15%	273	100.0%	13.00
Colonial Place I and II	Tampa	FL	1984/86	15%	371	96.8%	23.19
Colonial Plaza	Birmingham	AL	1982	15%	171	84.7%	17.94
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	100.0%	23.53
Concourse Center	Tampa	FL	1981/85	15%	294	97.5%	19.93
DRS Building	Huntsville	AL	1972/86/90/03	15%	215	100.0%	8.46
Esplanade	Charlotte	NC	1981	15%	203	82.9%	18.35
Independence Plaza	Birmingham	AL	1981/92	15%	106	97.4%	17.32
International Park	Birmingham	AL	1987/89	15%	211	100.0%	19.74
Northrop Grumman Building	Huntsville	AL	2007	15%	110	100.0%	13.73
Perimeter Corporate Park	Huntsville	AL	1986/89	15%	235	98.4%	17.49
The Peachtree	Atlanta	GA	1989	15%	317	91.6%	23.62
Progress Center	Huntsville	AL	1983-91	15%	222	98.8%	12.17
Regions Bank Center	Huntsville	AL	1990	15%	155	90.8%	19.05
Research Park Office Center	Huntsville	AL	1984/00	15%	236	87.4%	11.41
Research Park Plaza III and IV	Austin	TX	2001	15%	358	100.0%	22.20
Riverchase Center	Birmingham	AL	1984-88	15%	306	92.8%	10.54

Totals	25				6,612	94.7%	18.42

Totals (Weighted)					992	94.7%	18.42

COLONIAL PROPERTIES TRUST
Office Property Table
As of September 30, 2007
Appendix

							Base Rent
			Year	%		Occupancy	Per
Property	MSA	State	Built	Own	SF - 000s	Rate	Sq. Foot (1)	S-P
Colonial Center Mansell Joint Venture
Colonial Center Mansell Overlook	Atlanta	GA	1987/96/97/00	15%	653	99.0%	21.22
Lakeside & Shoppes at Mansell	Atlanta	GA	1996/97/05	15%	36	92.7%	25.33

Totals	2				689	98.7%	$21.42

Totals (Weighted)					103	98.7%	$21.42

Land Title Building	Birmingham	AL	1975	33%	30	100.0%	13.65

Total Unconsolidated	45				15,860	91.6%	$18.89

Total Unconsolidated (Weighted)					2,385

THIRD-PARTY MANAGED BUSINESS
International Park 2000	Birmingham	AL		0%	130
Colonial Center Heathrow 500	Orlando	FL		0%	76

TOTAL MANAGED	2				206

TOTAL ALL PROPERTIES	49				16,273	91.7%	$18.85

Notes:
LU = Properties in lease up; these properties are not included in occupancies for Subtotals or Totals categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.
(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.

COLONIAL PROPERTIES TRUST
Retail Property Table
As of September 30, 2007
Appendix

					Square Feet (000s)				Base Rent per Sq.
Property	MSA	State	Year Built	% Own	Total	Anchor Owned	CLP Owned	Occupancy Rate	Foot (1)	S-P

CONSOLIDATED PROPERTIES

Brookwood Village	Birmingham	AL	1973/91/00	100%	604.0	231.9	372.1	94.6%	18.94	S
Brookwood Convenience Center	Birmingham	AL	1974	100%	16.1	—	16.1	100.0%	16.96	S
CP Winter Haven	Orlando	FL	1986	100%	161.6	—	161.6	92.0%	7.79	S
CP Alabaster II	Birmingham	AL	2007	100%	355.2	225.9	129.3	96.1%	16.39
CP Fultondale	Birmingham	AL	2007	100%	132.8	126.8	6.0	LU	LU
Tutwiler Pinnacle II	Birmingham	AL	2008	100%	30.0	—	30.0	LU	LU

Total Consolidated		6			1,299.7	584.6	715.1	94.4%	15.70

UNCONSOLIDATED PROPERTIES

GPT Joint Venture
CM Bel Air	Mobile	AL	1966/90/97	10%	1,334.5	334.0	1,000.5	98.7%	11.96
CM Glynn Place	Brunswick	GA	1986	10%	503.9	225.6	278.3	90.5%	12.05
CM Greenville	Greenville	NC	1965/89/99	10%	450.8	45.8	405.0	95.5%	13.03
CM Myrtle Beach	Myrtle Beach	SC	1986	10%	524.1	—	524.1	89.1%	10.04
CM Valdosta	Valdosta	GA	1982/85/06	10%	536.3	93.7	442.5	88.7%	11.40
Colonial University Village	Auburn	AL	1973/84/89/06	10%	526.7	124.7	402.0	89.7%	7.69

Totals		6			3,876.3	823.8	3,052.5	93.2%	11.13

Totals (Weighted)		6					305.2	93.2%	11.13

OZRE Joint Venture
CP Alabaster	Birmingham	AL	2005	15%	537.8	319.1	218.7	94.9%	15.53
CP Beechwood	Athens	GA	1963/92/05	15%	350.1	—	350.1	99.8%	11.00
CP Burnt Store	Punta Gorda	FL	1990	15%	197.1	102.1	95.0	95.6%	10.01
CP Hunter’s Creek	Orlando	FL	1993/95	15%	227.5	—	227.5	52.6%	14.64
CP Lakewood	Jacksonville	FL	1995	15%	194.6	—	194.6	96.3%	11.82
CP Northdale	Tampa	FL	1988/2000	15%	230.9	55.0	175.9	95.2%	10.82
CP Trussville	Birmingham	AL	2000	15%	388.3	—	388.3	99.6%	8.76
CP Trussville II	Birmingham	AL	2004	15%	282.7	224.5	58.2	91.8%	16.09
CS Clay	Birmingham	AL	1982/2004	15%	66.2	—	66.2	92.7%	12.34
Kingwood Commons	Houston	TX	2003/2004	15%	164.4	—	164.4	86.9%	17.90
CP at Portofino	Houston	TX	2000	15%	374.0	—	374.0	88.7%	15.68

Totals		11			3,013.5	700.7	2,312.9	90.7%	12.64

Totals (Weighted)		11					346.9	90.7%	12.64

DRA/CLP Joint Venture
CP TownPark	Orlando	FL	2005	15%	199.2	—	199.2	93.1%	14.69
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	125.5	—	125.5	95.3%	15.92

Totals		2			324.7	—	324.7	93.9%	15.19

Totals (Weighted)		2					48.7	93.9%	15.19

Parkway Place	Huntsville	AL	1999	45%	635.7	348.2	287.6	82.3%	28.61
CP Hoover	Birmingham	AL	2002	10%	380.6	215.8	164.9	92.4%	11.87
CP Madison	Huntsville	AL	2000	25%	110.7	—	110.7	98.6%	10.59
Craft Farms	Gulf Shores	AL	2007	15%	265.0	125.0	140.0	LU	LU
CP Turkey Creek	Knoxville	TN	2005	50%	478.8	—	478.8	95.9%	19.88

Totals		5			1,870.9	688.9	1,181.9	91.9%	19.59

Totals (Weighted)		5					434.0	91.7%	21.37

Total Unconsolidated		24			9,085.4	2,213.4	6,872.0	92.2%	13.11

Total Unconsolidated (Weighted)		24			—	—	1,134.8	91.9%	15.40

THIRD-PARTY MANAGED BUSINESS
Calico Corner	Birmingham	AL		0%	5.5
Hoover Commons	Birmingham	AL		0%	196.8
Bear Lake	Orlando	FL		0%	131.3
CP Boulevard Square	Pembroke Pines	FL		0%	220.7
CP Deerfield	Deerfield Beach	FL		0%	378.7
CS College Parkway	Ft. Myers	FL		0%	78.9
CS Pines Plaza	Pembroke Pines	FL		0%	68.2

TOTAL MANAGED		7			1,080.1

Total Retail Properties		37			11,465.3	2,798.1	7,587.1	92.4%	13.38

Total Retail Properties (Weighted)		37					1,849.9	92.9%	15.52

Notes:
LU = Properties in lease up; these properties are not included in occupancies for Subtotals or Totals categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

			Units/			Occupancy
Property	Location		SF-000s		CLP % Own	Rate	Sec“d Debt	Equity Invest

Joint Venture I
Colonial Grand at Mountain Brook	Birmingham	AL	392		15%	97.4%	$2,955	$448

CMS Joint Venture II
Colonial Village at Rocky Ridge	Birmingham	AL	226		15%	98.7%	1,669	(412)

CMS Joint Venture III
Colonial Village at Palma Sola	Sarasota	FL	340		25%	93.5%	5,825	(286)

CMS Joint Venture IV
Colonial Grand at Brentwood	Nashville	TN	254		25%	97.2%	4,805	291

DRA
Colony Woods	Birmingham	AL	414		10%	91.8%
Meadows of Brook Highland	Birmingham	AL	400		10%	95.3%
Madison at Shoal Run	Birmingham	AL	276		10%	94.9%

			1,090				4,094	2,268
DRA
The Grove at Riverchase	Birmingham	AL	345		20%	93.9%	3,850	1,434
Cunningham	Austin	TX	280		20%	95.0%	2,800	990
Colonial Village at Cary	Raleigh	NC	319		20%	99.4%	4,320	2,165

			944				10,970	4,589
Other
Colonial Grand at Research Park	Raleigh	NC	370		20%	97.8%	4,673	1,222
Colonial Grand at Huntcliff	Atlanta	GA	358		20%	95.0%	5,200	2,166
Colonial Grand at Canyon Creek (Development)	Austin	TX	336		25%	LU	6,330	1,220
Regents Park (Development)	Atlanta	GA	23		40%	LU	—	6,435
Colonial Village at Matthews	Charlotte	NC	270		25%	97.4%	3,675	991
Colonial Grand at Traditions	Gulf Shores	AL	324		35%	LU	5,014	1,924
Belterra	Fort Worth	TX	288		10%	94.8%	2,000	841
Arbors at Windsor Lake	Columbia	SC	228		10%	95.2%	885	574
Stone Ridge	Columbia	SC	191		10%	94.8%	496	455
Park Crossing	Fairfield	CA	200		10%	96.0%	2,588	868
Fairmont at Fossil Creek	Fort Worth	TX	240		15%	95.4%	2,573	580
Auberry at Twin Creeks	Dallas	TX	216		15%	95.4%	2,550	723

			3,044				35,984	17,999

Total Multifamily			6,290				66,302	24,897

Land Title Building	Birmingham	AL	30		33%	100.0%	385	65
Colonial Center Mansell JV	Atlanta	GA	689		15%	98.7%	13,903	1,643
DRA/CRT (1)			8,530		15%	88.5%	147,554	22,558
DRA/CLP (2)			6,937		15%	94.7%	111,286	13,675

Total Office			16,186				273,128	37,941

GPT
Colonial Mall Bel Air	Mobile	AL	1,334		10%	98.7%
Colonial Mall Glynn Place	Brunswick	GA	504		10%	90.5%
Colonial Mall Greenville	Greenville	NC	451		10%	95.5%
Colonial Mall Myrtle Beach	Mrytle Beach	SC	524		10%	89.1%
Colonial Mall Valdosta	Valdosta	GA	536		10%	88.7%
Colonial University Village	Auburn	AL	527		10%	89.7%

			3,876				32,292	(4,637	)(3)
Other
Parkway Place	Huntsville	AL	636		45%	82.3%	26,344	10,732
Colonial Promenade Madison	Huntsville	AL	111		25%	98.6%	—	2,252
Colonial Promenade Hoover	Birmingham	AL	381		10%	92.4%	1,670	67
Colonial Promenade Smyrna (Development)	Smyrna	TN	194		50%	LU	11,145	2,312
Craft Farms	Gulf Shores	AL	441		15%	LU	6,450	1,443
Pinnacle at Turkey Creek	Knoxville	TN	479		50%	95.9%	32,500	7,412

			2,241				78,109	24,218

OZRE (4)			3,014		15%	90.7%	42,601	(5,556)

Total Retail			9,131	(5)			153,002	14,025

Other Unconsolidated Investments							—	1,696

Total Investments in Unconsolidated Subsidiaries							$492,432	$78,559

Notes:

LU = Properties in lease up.

(1)	As of September 30, 2007, this joint venture included 18 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(2)	As of September 30, 2007, this joint venture included 25 office properties and 2 retail properties located in Birmingham and Huntsville, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(3)	Amount includes the value of Colonial’s investment in the Joint Venture of approximately $5.6 million, offset by the excess basis difference of approximately $10.2 million, which will be amortized over the weighted average life of the investment.

(4)	As of September 30, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

(5)	Includes anchor-owned square footage.

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.